UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Income Fund

Annual report
10 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 11, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Source: Federal Reserve data as of 10/31/19. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/19. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

4 Income Fund

Mike, what was the fund’s investment environment like during the reporting period?

Fixed-income markets rallied strongly, delivering positive results across all sectors of the U.S. bond market despite some headwinds early in the reporting period. In November and December 2018, risk-off sentiment weighed on the markets amid U.S.–China trade tensions and worries about higher interest rates. However, during the January 2019 to October 2019 period, the markets saw the return of risk-on sentiment and rising bonds prices. Securitized debt, corporate credit, and government securities rallied, supported by an increasingly dovish Federal Reserve.

The Fed became less hawkish on monetary policy this year after raising its benchmark interest rate in December 2018. Fed policy-makers stated that they were not on a “pre-set” course and indicated a willingness to pause on future rate hikes. As widely expected, the Fed reduced its policy rate on July 31, 2019. Fed Chair Jerome Powell described the cut as a “mid-cycle adjustment” to support economic growth. The Fed lowered rates again in September and October 2019 amid ongoing U.S.–China trade tensions and the lack of clarity

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/19. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

on how the United Kingdom would leave the European Union. Political risk in Hong Kong and Italy and an impeachment inquiry against President Trump contributed to further unease. Fed officials reiterated that they could act to prevent a recession and left open the possibility of another rate cut before year-end. However, there appeared to be a divide between the hawks and doves about whether to pause or continue gradually cutting interest rates.

The yield on the benchmark 10-year U.S. Treasury fell steadily during the 12-month period from 3.14% to 1.69%, contributing to rising bonds prices. Against this backdrop, the Bloomberg Barclays U.S. Aggregate Bond Index rose 11.51% for the period.

The fund outperformed its benchmark and the average return of its Lipper peer group during the period. Which holdings fueled that result versus the benchmark?

Our mortgage-credit positions accounted for the bulk of the fund’s outperformance. These mortgage-credit investments rebounded strongly during the January 2019 to October 2019 period following their underperformance at the end of 2018. Our holdings within CMBX were particularly beneficial, especially those backed by 2012 issuance. CMBX is an index that references a basket of commercial mortgage-backed securities [CMBS] issued in a particular year.

Also aiding results, albeit to a lesser degree, was the fund’s exposure to CMBS mezzanine cash bonds. Within the non-agency residential mortgage-backed [RMBS] sector, positions in pay-option adjustable-rate MBS and

6 Income Fund

agency credit-risk transfer securities [CRTs] slightly contributed.

Our prepayment strategies also boosted results, albeit more modestly. Our reverse mortgage holdings benefited from security selection, while our inverse interest-only exposures also aided results against an environment where the Fed has steadily cut rates. A reverse mortgage is a special type of home loan that lets U.S. homeowners who are 62 years and older borrow money against the existing equity in their home. Unlike other types of mortgage loans, no payment is made until the borrower no longer uses the home as his/her primary residence.

Our corporate credit exposures also were slight contributors to performance. Our holdings of investment-grade bonds benefited from a modest yield-spread tightening during 2019. [Yield spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity Treasuries. Bond prices rise when spreads tighten and fall when spreads widen, all else equal.]

What strategies hampered performance versus the benchmark?

The single detractor during the 12-month period was our term structure strategy. Even being just modestly underweight with our duration strategy at the end of 2018 was a meaningful headwind. At that time, investors were risk averse and sought safe-haven assets. As a result, U.S. Treasuries rallied sharply.

How did you use derivatives during the period?

We used CMBX credit default swaps to gain exposure to CMBS. We also employed credit default swaps to hedge the fund’s credit and

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 7

market risks and to gain exposure to specific issuers. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to help manage the fund’s duration and yield-curve positioning. Additionally, we utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions.

What is your outlook as 2019 comes to a close?

We think interest rates may stay within a moderate range over the near term, given what we believe is the late stage of the current economic cycle. For that reason, we expect to keep the fund’s duration close to that of the benchmark. As for the Fed, we believe the most likely scenario is for one more rate cut in either late 2019 or perhaps during the first half of 2020.

More broadly speaking, global growth momentum continues to slow, and most major economies have progressed to later stages of their business cycles, in our view. However, we believe the U.S. economy, despite some recent signs of weakness, is still in good shape overall. Strong consumer spending has been a major driver of U.S. growth. The U.S. housing market has also picked up, aided by the substantial decline in the 10-year Treasury yield — a key benchmark for mortgage rates. As such, we believe the yield pickup offered by U.S. corporate and mortgage credit relative to lower- and even negative-yielding international alternatives may remain attractive to investors.

What areas of the market do you find to be most attractive?

We continue to have a favorable outlook for mortgage credit. We think the underlying fundamentals for commercial real estate appear stable. They have been supported by a growing labor market, interest rates that have remained historically low, and a positive U.S. economic

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Income Fund

backdrop. We also think the pricing of securities in the sector continues to reflect overly negative sentiment toward retail properties.

Generally speaking, after a strong run during the past 12 months, we think corporate credit is fully valued. As a result, in our security selection process, we are looking to avoid companies with weak balance sheets.

In parts of the market where we target prepayment risk, we currently tend to favor securities that are impacted less by changing interest rates in order to use security selection to our full advantage.

Thank you for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.42%	63.24%	5.02%	17.91%	3.35%	16.82%	5.32%	12.18%
After sales charge	7.36	56.71	4.59	13.19	2.51	12.15	3.90	7.69
Class B (3/1/93)
Before CDSC	7.29	53.67	4.39	13.54	2.57	14.17	4.52	11.34
After CDSC	7.29	53.67	4.39	11.55	2.21	11.17	3.59	6.34
Class C (7/26/99)
Before CDSC	7.30	51.38	4.23	13.48	2.56	14.10	4.49	11.31
After CDSC	7.30	51.38	4.23	13.48	2.56	14.10	4.49	10.31
Class M (12/14/94)
Before sales charge	7.00	59.24	4.76	16.34	3.07	15.84	5.02	11.85
After sales charge	6.95	54.07	4.42	12.56	2.39	12.08	3.87	8.22
Class R (1/21/03)
Net asset value	7.16	59.21	4.76	16.49	3.10	15.89	5.04	12.04
Class R5 (7/2/12)
Net asset value	7.53	67.72	5.31	19.53	3.63	17.81	5.61	12.41
Class R6 (7/2/12)
Net asset value	7.54	68.81	5.38	20.12	3.73	18.06	5.69	12.65
Class Y (6/16/94)
Net asset value	7.53	67.40	5.29	19.34	3.60	17.72	5.59	12.51

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge

10 Income Fund

(or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	—†	44.21%	3.73%	17.27%	3.24%	10.21%	3.29%	11.51%
Lipper Core Bond Funds
category average*	—†	45.50	3.80	15.73	2.96	9.66	3.12	10.66

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/19, there were 517, 453, 392, and 301 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $15,367 and $15,138, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,407. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,921, $16,772, $16,881, and $16,740, respectively.

Income Fund 11

Fund price and distribution information For the 12-month period ended 10/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.240		$0.189	$0.189	$0.227		$0.224	$0.264	$0.264	$0.255
Capital gains	—		—	—	—		—	—	—	—
Total	$0.240		$0.189	$0.189	$0.227		$0.224	$0.264	$0.264	$0.255
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/18	$6.69	$6.97	$6.61	$6.63	$6.50	$6.72	$6.62	$6.77	$6.80	$6.80
10/31/19	7.25	7.55	7.16	7.18	7.03	7.27	7.18	7.33	7.38	7.38
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	3.31%	3.18%	2.51%	2.51%	3.24%	3.14%	3.01%	3.60%	3.58%	3.58%
Current
30-day
SEC yield[2]	N/A	2.59	1.95	1.95	N/A	2.37	2.45	2.97	3.04	2.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (11/1/54)
Before sales charge	7.43%	67.56%	5.30%	17.96%	3.36%	15.50%	4.92%	10.87%
After sales charge	7.36	60.86	4.87	13.24	2.52	10.88	3.50	6.44
Class B (3/1/93)
Before CDSC	7.29	57.76	4.66	13.59	2.58	12.87	4.12	10.04
After CDSC	7.29	57.76	4.66	11.60	2.22	9.87	3.19	5.04
Class C (7/26/99)
Before CDSC	7.30	55.42	4.51	13.54	2.57	12.97	4.15	10.02
After CDSC	7.30	55.42	4.51	13.54	2.57	12.97	4.15	9.02
Class M (12/14/94)
Before sales charge	7.01	63.52	5.04	16.37	3.08	14.66	4.67	10.51
After sales charge	6.95	58.20	4.69	12.59	2.40	10.94	3.52	6.92
Class R (1/21/03)
Net asset value	7.16	63.71	5.05	16.55	3.11	14.74	4.69	10.58
Class R5 (7/2/12)
Net asset value	7.54	72.36	5.60	19.56	3.64	16.48	5.22	11.12
Class R6 (7/2/12)
Net asset value	7.55	73.48	5.66	20.17	3.74	16.90	5.34	11.21
Class Y (6/16/94)
Net asset value	7.53	72.03	5.57	19.39	3.61	16.39	5.19	11.05

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will be converted automatically to class A shares. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/18	0.88%	1.63%	1.63%	1.13%	1.13%	0.58%	0.51%	0.63%
Annualized expense ratio
for the six-month period
ended 10/31/19*	0.84%	1.59%	1.59%	1.09%	1.09%	0.56%	0.49%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.38	$8.27	$8.26	$5.67	$5.67	$2.92	$2.56	$3.08
Ending value (after expenses)	$1,067.00	$1,062.40	$1,062.20	$1,065.10	$1,064.90	$1,068.00	$1,069.00	$1,068.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.28	$8.08	$8.08	$5.55	$5.55	$2.85	$2.50	$3.01
Ending value (after expenses)	$1,020.97	$1,017.19	$1,017.19	$1,019.71	$1,019.71	$1,022.38	$1,022.74	$1,022.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 15

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.  Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.  The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

16 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this

Income Fund 17

risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Fund 19

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

20 Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2019. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Income Fund 21

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this

22 Income Fund

regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

Income Fund 23

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	1st
Five-year period	2nd

For the one-year and three-year periods ended December 31, 2018, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2018, there were 506, 442 and 378 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

24 Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund 25

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the “fund”), including the fund’s portfolio, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 11, 2019

26 Income Fund

The fund’s portfolio 10/31/19

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (52.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (8.2%)
Government National Mortgage Association Pass-Through Certificates
5.50%, with due dates from 1/20/49 to 11/20/49	$3,752,626	$4,170,305
5.00%, with due dates from 6/15/40 to 10/20/49	24,535,563	26,585,250
4.70%, with due dates from 6/20/65 to 8/20/67	1,251,432	1,402,083
4.671%, 5/20/65	256,888	279,267
4.666%, 9/20/65	284,521	307,715
4.653%, 6/20/65	123,009	133,343
4.626%, 6/20/67	895,508	999,610
4.62%, with due dates from 6/20/65 to 12/20/68	2,029,033	2,171,334
4.58%, 5/20/65	47,050	51,244
4.527%, 8/20/65	68,916	73,961
4.509%, 3/20/67	1,112,764	1,233,777
4.50%, TBA, 11/1/49	10,000,000	10,467,188
4.50%, with due dates from 5/20/44 to 10/20/49	6,440,187	6,987,042
4.489%, 5/20/65	71,479	76,846
4.483%, 6/20/65	39,363	42,909
4.471%, 5/20/65	934,620	1,013,329
4.404%, 6/20/65	26,897	29,233
4.323%, 5/20/67	336,741	374,204
4.00%, TBA, 11/1/49	39,000,000	40,538,671
4.00%, with due dates from 2/20/48 to 10/20/49	7,131,949	7,656,736
3.50%, TBA, 11/1/49	53,000,000	55,004,063
3.50%, with due dates from 11/15/42 to 11/20/49	23,855,080	25,221,367
3.50%, 10/20/49 ##	299,571	315,637
3.50%, 10/20/49 ##	299,554	315,620
3.50%, 10/20/49 ##	299,415	315,473
3.50%, 10/20/49 ##	99,858	105,213
3.50%, 10/20/49 ##	299,570	315,636
3.50%, 9/20/49 ##	299,370	315,426
3.50%, 9/20/49 ##	1,695,025	1,785,931
3.50%, 8/20/49 ##	398,205	419,561
3.00%, TBA, 12/1/49	5,000,000	5,140,430
3.00%, TBA, 11/1/49	5,000,000	5,146,094
3.00%, with due dates from 3/20/43 to 10/20/46	1,982,350	2,050,091
		201,044,589
U.S. Government Agency Mortgage Obligations (44.7%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 3/1/41 to 6/1/49	512,162	565,957
4.50%, with due dates from 7/1/44 to 3/1/45	1,185,151	1,275,983
4.00%, with due dates from 12/1/44 to 7/1/49	8,707,841	9,228,521
3.50%, with due dates from 4/1/42 to 11/1/47	7,708,815	8,036,211
3.00%, 10/1/46	2,954,464	3,042,488
2.50%, 4/1/43	646,671	648,539
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	2,934,671	3,382,199
5.50%, with due dates from 1/1/33 to 2/1/35	490,579	547,493
5.00%, with due dates from 3/1/40 to 8/1/49	6,722,560	7,394,294

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U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (52.9%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 7/1/44 to 5/1/49	$8,150,070	$8,763,749
4.00%, with due dates from 8/1/44 to 1/1/57	15,796,592	16,881,339
3.50%, with due dates from 3/1/46 to 9/1/57	22,642,594	23,785,911
3.50%, with due dates from 6/1/31 to 12/1/45	7,661,995	8,056,213
3.00%, with due dates from 9/1/42 to 3/1/47	16,815,223	17,372,754
2.50%, 12/1/47	5,344,052	5,359,492
Uniform Mortgage-Backed Securities
6.00%, TBA, 11/1/49	2,000,000	2,213,438
4.50%, TBA, 11/1/49	22,000,000	23,139,532
4.00%, TBA, 11/1/49	100,000,000	103,765,620
3.50%, TBA, 11/1/49	290,000,000	297,771,101
3.00%, TBA, 12/1/49	275,000,000	279,243,168
3.00%, TBA, 11/1/49	280,000,000	284,550,000
		1,105,024,002
Total U.S. government and agency mortgage obligations (cost $1,300,605,537)		$1,306,068,591

	Principal
U.S. TREASURY OBLIGATIONS (0.3%)*	amount	Value
U.S. Treasury Notes
2.25%, 1/31/24 [i]	$3,804,000	$3,937,711
1.50%, 3/31/23 [i]	4,094,000	4,096,620
Total U.S. treasury obligations (cost $8,034,331)		$8,034,331

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)*	amount	Value
Agency collateralized mortgage obligations (13.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 18.062%, 4/15/37	$527,412	$868,332
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 17.375%, 5/15/35	72,648	108,972
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.935%, 12/15/36	155,042	225,152
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 14.096%, 3/15/35	380,181	506,972
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 12.035%, 6/15/34	235,011	276,161
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	3,826,404	428,175
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,693,085	272,809
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	1,599,867	169,015
REMICs Ser. 3707, Class PI, IO, 4.50%, 7/15/25	351,225	9,596
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 4.279%, 12/15/47	33,420,214	5,979,722
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR) +
6.10%), 4.179%, 8/15/56	26,925,551	6,260,191
REMICs IFB Ser. 4596, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.179%, 6/15/46	22,120,019	3,759,518
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.179%, 7/15/42	15,863,044	2,706,779

28 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4912, Class PS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.129%, 9/25/49	$30,519,133	$4,036,143
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.129%, 6/15/42	32,877,064	3,945,248
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
4.079%, 5/15/41	1,020,500	1,058,548
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	11,358,085	1,448,156
REMICs Ser. 4500, Class GI, IO, 4.00%, 8/15/45	8,736,623	1,322,463
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	8,474,941	1,172,382
REMICs Ser. 4182, Class GI, IO, 3.00%, 1/15/43	10,976,721	544,987
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	4,709,520	431,510
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	10,999,391	900,630
REMICs Ser. 4176, Class DI, IO, 3.00%, 12/15/42	12,052,963	1,090,714
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	7,210,049	549,019
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	4,177,239	285,305
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	10,893,928	615,378
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	5,147,767	339,623
REMICs Ser. 4004, IO, 3.00%, 3/15/26	3,840,392	112,139
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	4,051,259	3,670,470
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	8,363	7,336
REMICs Ser. 3391, PO, zero %, 4/15/37	82,580	73,554
REMICs Ser. 3300, PO, zero %, 2/15/37	103,084	91,425
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	4,737	4,302
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	17,450	15,565
REMICs Ser. 3210, PO, zero %, 5/15/36	13,843	13,075
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	10,749	8,977
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	14,206	11,760
Strips Ser. 315, PO, zero %, 9/15/43	11,980,951	10,422,619
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 28.964%, 7/25/36	259,318	467,214
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 17.883%, 3/25/36	259,161	429,288
REMICs IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR)
+ 23.10%), 16.72%, 11/25/35	345,020	468,502
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.782%, 8/25/35	116,559	156,737
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 14.472%, 12/25/35	280,945	382,788
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 12.655%, 11/25/34	44,563	52,014
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
9.255%, 5/25/40	500,509	600,811
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	23,268,845	4,217,478
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	10,922,506	1,953,655
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	24,101,224	4,064,189
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	16,773,370	2,935,340

Income Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 15-66, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 4.427%, 9/25/45	$30,213,631	$5,146,590
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 4.427%, 1/25/45	21,285,304	3,791,338
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 4.377%, 5/25/48	37,774,566	5,418,384
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 4.327%, 1/25/48	29,449,670	5,816,769
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 2/25/49	33,446,992	6,025,810
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 1/25/49	18,771,239	3,009,264
REMICs IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 4.277%, 12/25/46	24,691,341	4,290,121
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 4.227%, 3/25/46	54,620,946	9,520,442
REMICs Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	5,301,214	393,530
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	10,374,995	1,626,436
REMICs Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	9,594,100	1,290,120
REMICs Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	6,132,864	585,507
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	5,616,103	569,925
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 0.00%), 3.95%, 11/25/49	11,616,000	3,087,347
REMICs Ser. 17-12, IO, 3.50%, 3/25/47	16,294,031	2,099,595
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	12,165,431	1,337,666
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	4,075,079	419,138
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	5,751,711	685,826
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	6,707,984	541,191
REMICs Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	8,951,959	485,355
REMICs Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	6,070,143	189,000
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	3,696,758	320,612
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	5,403,402	476,359
REMICs Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	7,434,572	491,172
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	3,363,940	177,407
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	5,369,856	269,002
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	9,130,226	423,213
REMICs Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	7,616,232	273,369
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	2,308,760	75,015
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	2,838,450	94,282
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	11,344,558	803,195
REMICs FRB Ser. 01-50, Class B1, IO, 0.375%, 10/25/41 W	273,996	1,178
Trust FRB Ser. 05-W4, Class 1A, IO, 0.063%, 8/25/45 W	80,452	97
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	132,270	109,784
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	15,999	15,110
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	92,422	81,387
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	7,833	6,999
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	9,878	8,967
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	8,009	7,066

30 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	$9,160,033	$1,647,340
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	420,964	54,397
Ser. 15-69, IO, 5.00%, 5/20/45	12,316,496	2,497,416
Ser. 14-180, IO, 5.00%, 12/20/44	18,246,130	3,759,068
Ser. 14-76, IO, 5.00%, 5/20/44	4,769,713	972,801
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,225,367	451,972
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	58,062	3,722
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,517,708	308,475
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	13,255,283	2,721,310
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	6,212,573	1,255,872
IFB Ser. 10-9, Class YD, IO, ((-1 x 1 Month US LIBOR) + 6.80%),
4.909%, 1/16/40	18,137,949	3,659,988
Ser. 19-83, IO, 4.50%, 6/20/49	34,119,413	5,604,455
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	1,387,453	140,341
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	3,451,253	403,624
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	8,399,011	1,209,505
Ser. 12-129, IO, 4.50%, 11/16/42	4,744,375	964,057
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	2,308,734	415,042
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,397,582	452,663
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	10,833,844	732,151
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	5,942,193	509,008
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
4.404%, 7/20/48	13,927,863	2,071,770
IFB Ser. 12-149, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.354%, 12/20/42	21,704,812	3,983,918
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
4.304%, 9/20/43	1,671,031	304,896
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.254%, 7/20/49	37,149,032	6,261,469
IFB Ser. 19-83, Class SW, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.254%, 7/20/49	42,862,115	7,674,890
IFB Ser. 19-65, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.254%, 5/20/49	17,633,984	3,240,950
IFB Ser. 18-155, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.254%, 11/20/48	38,241,214	5,317,387
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 8/20/49	6,632,690	837,377
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 6/20/49	19,724,396	2,934,004
IFB Ser. 19-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 4/20/49	27,678,975	3,412,928
IFB Ser. 19-21, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.204%, 2/20/49	30,352,097	3,851,681
IFB Ser. 18-148, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
4.187%, 2/16/46	25,993,738	4,838,765
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
4.159%, 10/20/49	6,649,000	1,811,853
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
4.05%, 10/20/49	4,509,000	1,248,429

Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	$13,617,705	$2,068,666
Ser. 15-94, IO, 4.00%, 7/20/45	615,112	121,239
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	2,366,481	235,805
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	13,842,646	2,714,543
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	4,368,190	786,417
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	6,412,211	648,736
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	8,807,021	1,082,431
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	4,871,279	851,637
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	32,442,097	5,987,838
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	10,653,349	1,186,229
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	2,836,413	154,854
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	5,293,808	275,508
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	3,229,056	52,070
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	5,892,774	258,853
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	6,205,763	692,067
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	11,028,624	1,025,662
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	10,408,069	702,545
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	7,495,720	1,206,811
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	7,562,311	899,915
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	3,324,278	335,686
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,937,187	364,152
Ser. 12-145, IO, 3.50%, 12/20/42	4,871,335	839,544
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	3,359,638	404,467
Ser. 12-136, IO, 3.50%, 11/20/42	12,414,487	2,147,179
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	16,397,299	2,980,901
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	15,323,872	1,193,730
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	6,758,174	566,335
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	5,285,438	408,952
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	11,368,456	1,101,603
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	21,768,463	1,380,121
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	8,730,640	348,601
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	7,186,397	498,017
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	10,379,850	935,591
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	4,587,390	251,389
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	11,481,748	778,463
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	2,776,330	134,652
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	4,342,113	309,593
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	4,492,712	327,069
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	8,783,755	675,471
Ser. 17-H18, Class CI, IO, 2.845%, 9/20/67 W	14,112,216	2,081,552
Ser. 19-H02, Class DI, IO, 2.425%, 11/20/68 W	24,711,580	2,996,279
Ser. 18-H05, Class AI, IO, 2.418%, 2/20/68 W	21,017,266	2,857,035
Ser. 18-H02, Class EI, IO, 2.413%, 1/20/68 W	16,642,001	2,121,855
Ser. 19-H14, Class IB, IO, 2.407%, 8/20/69 W	29,719,350	3,677,770
Ser. 18-H20, Class BI, IO, 2.379%, 6/20/68 W	30,561,556	3,438,175
Ser. 17-H12, Class QI, IO, 2.35%, 5/20/67 W	22,659,341	2,531,570
Ser. 16-H27, Class BI, IO, 2.257%, 12/20/66 W	12,450,055	1,414,501
Ser. 17-H08, Class NI, IO, 2.217%, 3/20/67 W	14,617,855	1,616,735

32 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
FRB Ser. 15-H16, Class XI, IO, 2.20%, 7/20/65 W	$21,424,226	$2,260,256
Ser. 16-H23, Class NI, IO, 2.144%, 10/20/66 W	41,850,366	4,695,611
Ser. 16-H02, Class HI, IO, 2.137%, 1/20/66 W	43,245,256	3,412,051
Ser. 16-H24, Class JI, IO, 2.122%, 11/20/66 W	15,912,190	1,909,463
Ser. 15-H04, Class AI, IO, 2.111%, 12/20/64 W	28,221,859	2,222,471
Ser. 16-H11, Class HI, IO, 2.097%, 1/20/66 W	34,795,312	2,914,107
Ser. 15-H25, Class CI, IO, 2.068%, 10/20/65 W	21,667,048	1,973,868
Ser. 16-H04, Class KI, IO, 2.03%, 2/20/66 W	28,435,016	2,025,995
Ser. 15-H15, Class JI, IO, 1.984%, 6/20/65 W	17,587,591	1,679,615
Ser. 15-H26, Class DI, IO, 1.932%, 10/20/65 W	17,883,524	1,725,116
Ser. 17-H23, Class BI, IO, 1.901%, 11/20/67 W	20,449,780	2,016,348
Ser. 15-H12, Class AI, IO, 1.867%, 5/20/65 W	26,274,817	2,128,917
Ser. 18-H17, Class GI, IO, 1.854%, 10/20/68 W	28,884,883	3,393,974
Ser. 17-H10, Class MI, IO, 1.845%, 4/20/67 W	19,157,606	1,772,079
Ser. 15-H20, Class AI, IO, 1.842%, 8/20/65 W	24,029,079	2,076,112
Ser. 15-H10, Class CI, IO, 1.82%, 4/20/65 W	26,136,319	2,229,506
Ser. 15-H12, Class GI, IO, 1.816%, 5/20/65 W	32,552,625	2,773,484
Ser. 15-H12, Class EI, IO, 1.709%, 4/20/65 W	24,762,417	2,003,280
Ser. 15-H09, Class BI, IO, 1.705%, 3/20/65 W	28,584,834	2,115,278
Ser. 15-H01, Class CI, IO, 1.64%, 12/20/64 W	22,478,951	969,157
Ser. 15-H25, Class AI, IO, 1.618%, 9/20/65 W	20,983,741	1,632,535
Ser. 15-H17, Class CI, IO, 1.607%, 6/20/65 W	24,028,703	1,036,766
Ser. 15-H14, Class BI, IO, 1.58%, 5/20/65 W	2,123,497	91,799
Ser. 15-H28, Class DI, IO, 1.564%, 8/20/65 W	25,597,857	1,720,150
Ser. 17-H14, Class EI, IO, 1.562%, 6/20/67 W	23,416,678	1,931,876
Ser. 14-H11, Class GI, IO, 1.483%, 6/20/64 W	44,186,086	2,957,993
Ser. 14-H07, Class BI, IO, 1.473%, 5/20/64 W	35,849,088	2,688,682
Ser. 10-H19, Class GI, IO, 1.432%, 8/20/60 W	27,237,891	1,428,573
IFB Ser. 11-70, Class YI, IO, ((-1 x 1 Month US LIBOR) + 5.00%),
0.15%, 12/20/40	9,443,649	35,739
Ser. 10-151, Class KO, PO, zero %, 6/16/37	182,078	160,251
Ser. 06-36, Class OD, PO, zero %, 7/16/36	12,197	10,573
		324,648,269
Commercial mortgage-backed securities (8.7%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.211%, 1/15/49 W	2,037,983	981
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	817,131	8
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	21,448,878	214
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.45%, 1/12/45 W	4,551,000	4,027,635
FRB Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	36,108	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.775%, 3/11/39 W	5,345,377	2,672,688
FRB Ser. 06-PW14, Class X1, IO, 0.309%, 12/11/38 W	413,062	4,238
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
0.908%, 12/11/49 W	57,364	1,337

Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.741%, 12/15/47 W	$601,000	$631,050
FRB Ser. 11-C2, Class E, 5.741%, 12/15/47 W	3,258,000	3,291,243
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class XA, IO, 1.154%, 3/10/47 W	67,906,583	2,883,381
FRB Ser. 13-GC17, Class XA, IO, 1.04%, 11/10/46 W	30,377,453	1,088,612
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.52%, 10/15/49 W	6,874,459	69
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.786%, 5/10/47 W	1,619,000	1,728,281
FRB Ser. 14-CR18, Class C, 4.73%, 7/15/47 W	889,000	944,093
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	1,029,836
FRB Ser. 14-UBS6, Class C, 4.452%, 12/10/47 W	504,000	519,594
FRB Ser. 13-LC13, Class XA, IO, 1.15%, 8/10/46 W	38,401,827	1,342,912
FRB Ser. 14-UBS4, Class XA, IO, 1.108%, 8/10/47 W	27,237,446	1,161,209
FRB Ser. 14-LC15, Class XA, IO, 1.103%, 4/10/47 W	76,466,919	3,073,970
FRB Ser. 14-CR19, Class XA, IO, 1.033%, 8/10/47 W	24,739,820	1,013,540
FRB Ser. 14-CR18, Class XA, IO, 1.004%, 7/15/47 W	20,920,367	804,388
FRB Ser. 14-CR17, Class XA, IO, 0.983%, 5/10/47 W	42,008,220	1,586,734
FRB Ser. 15-CR23, Class XA, IO, 0.932%, 5/10/48 W	37,038,501	1,242,638
FRB Ser. 14-UBS6, Class XA, IO, 0.921%, 12/10/47 W	50,450,108	1,899,547
FRB Ser. 14-LC17, Class XA, IO, 0.776%, 10/10/47 W	21,572,276	658,537
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.32%, 5/15/45 W	1,651,000	1,696,974
FRB Ser. 14-CR17, Class D, 4.85%, 5/10/47 W	3,774,000	3,863,736
FRB Ser. 14-CR19, Class D, 4.747%, 8/10/47 W	3,885,000	3,881,660
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,724,687
FRB Ser. 13-CR6, Class D, 4.082%, 3/10/46 W	1,683,000	1,692,909
Ser. 15-LC19, Class D, 2.867%, 2/10/48	3,606,000	3,363,313
FRB Ser. 12-LC4, Class XA, IO, 2.103%, 12/10/44 W	19,728,036	719,304
FRB Ser. 06-C8, Class XS, IO, 0.359%, 12/10/46 W	266,861	3
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.803%, 2/15/41 W	9,821,289	6,939,723
FRB Ser. 07-C4, Class C, 5.719%, 9/15/39 W	75,873	75,873
FRB Ser. 07-C2, Class AX, IO, 0.016%, 1/15/49 W	6,585,343	66
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38 W	693,102	17,290
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.274%, 4/15/50 W	2,496,000	2,633,840
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.774%, 4/15/50 W	4,076,000	3,941,145
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.784%, 12/15/49 W	128,211,018	5,236,465
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.334%, 8/10/44 W	1,982,500	2,059,064
Federal Home Loan Mortgage Corporation Multifamily
Structured Pass-Through Certificates FRB Ser. KG02, Class X1, IO,
1.144%, 8/25/29 W	106,775,000	8,657,595
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.087%, 12/10/49 W	22,179,057	4,930

34 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.504%, 2/10/46 W	$63,683,824	$2,743,499
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.99%, 1/10/47 W	3,418,000	3,463,459
FRB Ser. 13-GC12, Class XA, IO, 1.421%, 6/10/46 W	30,842,564	1,266,550
FRB Ser. 14-GC18, Class XA, IO, 1.018%, 1/10/47 W	39,739,914	1,410,767
FRB Ser. 14-GC22, Class XA, IO, 0.986%, 6/10/47 W	62,294,348	1,931,125
GS Mortgage Securities Trust 144A FRB Ser. 12-GC6, Class D,
5.651%, 1/10/45 W	1,754,376	1,810,506
JPMBB Commercial Mortgage Securities Trust
Ser. 13-C17, Class AS, 4.458%, 1/15/47	5,595,000	6,065,954
FRB Ser. 14-C25, Class XA, IO, 0.864%, 11/15/47 W	28,780,184	1,041,382
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.702%, 8/15/46 W	4,371,000	3,910,961
FRB Ser. C14, Class D, 4.702%, 8/15/46 W	5,108,000	5,053,203
FRB Ser. 14-C25, Class D, 3.955%, 11/15/47 W	4,839,000	4,383,307
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	3,407,290
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	3,066,185	2,824,249
FRB Ser. 16-JP2, Class XA, IO, 1.829%, 8/15/49 W	17,930,800	1,771,814
FRB Ser. 12-LC9, Class XA, IO, 1.508%, 12/15/47 W	29,306,799	1,120,106
FRB Ser. 13-LC11, Class XA, IO, 1.261%, 4/15/46 W	44,557,609	1,717,250
FRB Ser. 13-C10, Class XA, IO, 0.984%, 12/15/47 W	66,217,124	1,794,484
FRB Ser. 13-C16, Class XA, IO, 0.938%, 12/15/46 W	43,507,425	1,388,287
FRB Ser. 06-LDP8, Class X, IO, 0.305%, 5/15/45 W	491,795	219
FRB Ser. 07-LDPX, Class X, IO, 0.136%, 1/15/49 W	7,563,342	76
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.664%, 2/15/46 W	1,986,000	1,978,499
FRB Ser. 11-C3, Class F, 5.664%, 2/15/46 W	4,436,000	4,202,769
FRB Ser. 12-C6, Class E, 5.158%, 5/15/45 W	3,917,000	3,763,360
FRB Ser. 12-C8, Class D, 4.652%, 10/15/45 W	2,931,000	3,004,553
FRB Ser. 12-LC9, Class D, 4.401%, 12/15/47 W	621,000	641,580
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,765,762
FRB Ser. 05-CB12, Class X1, IO, 0.451%, 9/12/37 W	907,926	1,342
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	652,234	7
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.163%, 2/15/40 W	140,464	14
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.317%, 11/15/40 W	2,176,413	305
FRB Ser. 05-C5, Class XCL, IO, 0.303%, 9/15/40 W	1,967,002	1,239
FRB Ser. 07-C2, Class XCL, IO, 0.163%, 2/15/40 W	3,111,329	311
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	869,544	23
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 6.722%, 5/15/44 W	9,744	—
FRB Ser. 06-C4, Class X, IO, 6.111%, 7/15/45 W	75,050	8
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.349%, 2/15/46 W	51,460,810	1,816,052
FRB Ser. 15-C26, Class XA, IO, 1.03%, 10/15/48 W	37,861,989	1,825,913
FRB Ser. 13-C12, Class XA, IO, 0.609%, 10/15/46 W	111,865,360	2,195,995

Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.354%, 8/15/46 W	$3,329,000	$1,731,080
FRB Ser. 13-C11, Class F, 4.354%, 8/15/46 W	6,212,000	2,174,200
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	5,447,000	4,943,327
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	2,331,000	1,979,703
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	2,174,379
Morgan Stanley Capital I Trust FRB Ser. 16-BNK2, Class XA, IO,
1.078%, 11/15/49 W	27,547,385	1,520,616
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E,
5.419%, 3/15/45 W	1,406,000	1,181,040
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	1,661,295	130,545
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.06%, 12/15/50 W	34,260,125	2,228,234
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class C, 5.57%, 5/10/45 W	3,072,000	3,241,400
FRB Ser. 12-C1, Class D, 5.57%, 5/10/45 W	3,120,000	3,132,897
FRB Ser. 12-C1, Class XA, IO, 2.079%, 5/10/45 W	11,697,240	461,834
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.89%, 5/10/63 W	2,565,000	1,458,972
Ser. 13-C6, Class E, 3.50%, 4/10/46	3,489,000	2,870,289
FRB Ser. 12-C4, Class XA, IO, 1.63%, 12/10/45 W	43,256,311	1,685,608
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1,
Class D, 6.05%, 1/10/45 W	5,657,000	5,877,093
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C29, IO, 0.306%, 11/15/48 W	5,052,619	152
FRB Ser. 07-C34, IO, 0.085%, 5/15/46 W	2,137,485	21
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.102%, 10/15/44 W	3,153,549	2,995,871
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16,
Class XA, IO, 1.114%, 8/15/50 W	69,765,497	2,933,639
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C22, Class XA, IO, 0.813%, 9/15/57 W	33,479,949	1,089,672
FRB Ser. 13-C14, Class XA, IO, 0.734%, 6/15/46 W	95,647,314	2,104,241
FRB Ser. 14-C23, Class XA, IO, 0.569%, 10/15/57 W	63,715,371	1,587,140
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.23%, 6/15/44 W	1,776,768	1,780,537
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	5,031,678
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	1,054,447
FRB Ser. 12-C7, Class D, 4.814%, 6/15/45 W	4,142,000	4,025,278
FRB Ser. 12-C10, Class D, 4.435%, 12/15/45 W	1,834,000	1,589,999
FRB Ser. 12-C10, Class E, 4.435%, 12/15/45 W	3,645,000	2,366,123
FRB Ser. 12-C9, Class XA, IO, 1.899%, 11/15/45 W	52,591,921	2,559,649
FRB Ser. 11-C5, Class XA, IO, 1.711%, 11/15/44 W	30,668,867	736,850
FRB Ser. 12-C10, Class XA, IO, 1.547%, 12/15/45 W	40,749,271	1,644,274
FRB Ser. 13-C11, Class XA, IO, 1.195%, 3/15/45 W	22,326,063	730,779
		215,439,099

36 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (11.3%)
Arroyo Mortgage Trust 144A Ser. 19-3, Class M1, 4.204%, 10/25/48 W	$3,050,000	$3,053,791
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 3.516%, 1/26/46 W	7,146,833	7,398,365
Bellemeade Re Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month
US LIBOR + 2.50%), 4.414%, 10/25/29 (Bermuda)	7,930,000	7,930,148
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 5.173%,
10/25/27 (Bermuda)	11,470,000	11,751,015
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.523%,
10/25/27 (Bermuda)	1,420,678	1,424,229
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 3.423%,
8/25/28 (Bermuda)	1,080,000	1,078,380
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.173%,
8/25/28 (Bermuda)	3,454,000	3,459,181
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 04-3A, Class A2, (1 Month US LIBOR + 0.30%),
2.123%, 8/25/35	1,267,543	1,265,515
Countrywide Alternative Loan Trust FRB Ser. 07-OA6, Class A1A,
(1 Month US LIBOR + 0.14%), 1.963%, 6/25/37	3,073,972	2,929,803
Eagle Re, Ltd 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 3.00%), 4.823%, 11/25/28	1,210,000	1,213,403
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.523%, 11/25/28	4,199,022	4,213,830
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 8.173%, 9/25/28	11,797,870	12,979,216
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 6.973%, 11/25/28	6,718,200	7,357,588
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 6.823%, 12/25/28	4,290,000	4,625,584
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 6.523%, 4/25/28	5,000,000	5,502,293
Structured Agency Credit Risk Debt FRN Ser. 14-DN4, Class M3,
(1 Month US LIBOR + 4.55%), 6.373%, 10/25/24	3,935,723	4,217,064
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 5.973%, 1/25/25	4,923,449	5,095,325
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 5.673%, 3/25/29	5,825,000	6,119,398
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.573%, 9/25/24	2,088,000	2,253,140
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
(1 Month US LIBOR + 3.60%), 5.423%, 4/25/24	2,690,000	2,850,247
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.073%, 7/25/29	1,720,000	1,801,471
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	4,560,000	4,555,426
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 4.323%, 3/25/30	2,846,000	2,901,833
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 4.123%, 9/25/30	4,580,000	4,611,893
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class M2,
(1 Month US LIBOR + 1.80%), 3.623%, 7/25/30	2,074,000	2,073,108

Income Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 19-DNA1, Class B1,
(1 Month US LIBOR + 4.65%), 6.473%, 1/25/49	$9,184,210	$10,159,256
Structured Agency Credit Risk Debt FRN Ser. 19-DNA2, Class B1,
(1 Month US LIBOR + 4.35%), 6.173%, 3/25/49	700,000	753,592
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 5.523%, 12/25/30	7,040,000	7,345,856
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	2,279,000	2,315,071
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.473%, 1/25/49	4,845,000	4,913,142
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.273%, 3/25/49	11,279,000	11,352,189
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 4.173%, 2/25/49	2,306,000	2,323,463
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.123%, 10/25/48	3,917,300	3,953,414
Structured Agency Credit Risk Trust FRN Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 3.973%, 12/25/30	61,000	61,414
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.573%, 8/25/28	2,005,257	2,214,084
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 7.823%, 9/25/28	9,255,944	10,077,948
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.723%, 10/25/28	11,038,293	11,899,720
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.523%, 4/25/28	1,338,260	1,458,645
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 7.123%, 10/25/28	9,908,000	10,654,530
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 6.673%, 10/25/29	1,090,000	1,231,266
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 6.273%, 1/25/29	2,345,335	2,463,893
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 6.173%, 5/25/29	234,279	245,477
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 6.073%, 1/25/31	920,000	997,184
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.073%, 1/25/29	500,000	527,008
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1,
(1 Month US LIBOR + 4.15%), 5.973%, 2/25/30	2,480,000	2,653,388
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.423%, 1/25/30	648,000	680,376
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 5.373%, 7/25/29	165,000	172,483
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2,
(1 Month US LIBOR + 2.85%), 4.673%, 11/25/29	2,000,000	2,057,822
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 4.623%, 2/25/30	900,000	917,464

38 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2,
(1 Month US LIBOR + 2.55%), 4.373%, 12/25/30	$4,989,700	$5,058,876
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 4.173%, 1/25/31	4,484,000	4,526,481
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1M2,
(1 Month US LIBOR + 2.00%), 3.823%, 3/25/31	306,000	306,545
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 3.173%, 9/25/29	3,861,693	3,866,783
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.073%, 7/25/29	2,890,000	2,867,643
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 2.823%, 5/25/30	6,189,000	6,158,265
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.273%, 7/25/31	1,488,000	1,499,684
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2,
(1 Month US LIBOR + 2.40%), 4.223%, 4/25/31	1,119,000	1,126,632
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.123%, 8/25/31	120,000	120,742
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2,
(1 Month US LIBOR + 2.15%), 3.973%, 9/25/31	3,091,000	3,104,785
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2,
(1 Month US LIBOR + 2.10%), 3.923%, 9/25/39	2,000,000	2,003,438
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2M2,
(1 Month US LIBOR + 2.10%), 3.923%, 6/25/39	5,240,000	5,255,558
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2,
(1 Month US LIBOR + 2.00%), 3.823%, 7/25/39	2,030,000	2,034,657
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	134,710	13
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.423%, 10/25/28 (Bermuda)	1,561,271	1,555,417
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	4,180,000	4,171,640
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.843%, 8/26/47 W	4,746,000	4,710,576
NovaStar Mortgage Funding Trust FRB Ser. 04-2, Class M4, (1 Month
US LIBOR + 1.80%), 3.623%, 9/25/34	1,380,098	1,373,567
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 5.823%, 4/25/27 (Bermuda)	731,503	745,675
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 5.023%,
2/25/29 (Bermuda)	5,630,000	5,700,507
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 4.523%,
3/25/28 (Bermuda)	1,500,000	1,506,750
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 2.723%, 11/25/34	1,686,771	1,690,761
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR1, Class A2B, (1 Month US LIBOR + 0.80%),
2.623%, 1/25/45	1,029,240	977,580
FRB Ser. 05-AR13, Class A1B2, (1 Month US LIBOR + 0.43%),
2.253%, 10/25/45	2,203,457	2,193,077

Income Fund 39

	Principal
MORTGAGE-BACKED SECURITIES (33.1%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.43%),
2.253%, 10/25/45	$7,436,422	$7,401,391
FRB Ser. 05-AR17, Class A1B2, (1 Month US LIBOR + 0.41%),
2.233%, 12/25/45	2,969,104	2,894,877
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.37%),
2.193%, 1/25/45	941,716	927,684
FRB Ser. 05-AR17, Class A1B3, (1 Month US LIBOR + 0.35%),
2.173%, 12/25/45	883,403	846,120
		278,715,655
Total mortgage-backed securities (cost $841,628,827)		$818,803,023

	Principal
CORPORATE BONDS AND NOTES (22.0%)*	amount	Value
Basic materials (1.1%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$340,000	$359,094
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	2,503,000	2,584,090
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	455,000	481,122
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	4,860,000	5,296,085
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	327,000	369,122
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	2,378,000	2,532,503
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	1,585,000	1,646,413
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	2,135,000	2,369,995
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	382,000	565,600
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	3,704,000	4,095,677
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,543,000	1,627,971
Southern Copper Corp. sr. unsec. unsub. notes 5.375%,
4/16/20 (Peru)	200,000	202,597
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	3,316,000	4,591,400
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	354,000	488,860
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	769,000	1,074,912
		28,285,441
Capital goods (0.8%)
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,465,000	1,590,730
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	1,988,000	2,233,500
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	2,786,000	3,005,273
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	4,110,000	4,310,425
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	3,205,000	3,421,338

40 Income Fund

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Capital goods cont.
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	$4,120,000	$4,402,837
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	713,000	731,073
		19,695,176
Communication services (4.1%)
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	2,284,000	2,293,589
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	4,566,000	4,976,803
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	336,000	360,386
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	427,000	435,208
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	16,190,000	17,900,502
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	427,000	449,683
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	2,253,000	2,770,579
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	1,785,000	1,827,213
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	1,006,000	1,108,391
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	1,636,000	1,797,338
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	1,100,000	1,344,984
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	711,000	791,171
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	514,000	570,076
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	388,000	543,183
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	21,158,000	21,710,281
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	2,209,000	2,333,143
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	2,616,000	2,816,013
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,777,000	1,887,808
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	403,000	427,788
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	1,073,000	1,264,254
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	285,000	292,089
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	2,914,000	3,161,690
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	236,000	271,135
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	484,500	487,528
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	2,623,000	2,935,866
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	18,430,000	20,987,029

Income Fund 41

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Communication services cont.
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	$1,052,000	$1,117,750
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	3,110,000	3,455,352
		100,316,832
Consumer cyclicals (2.2%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	4,031,000	4,174,044
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,364,000	1,621,452
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,187,000	1,266,434
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	2,695,000	2,924,291
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	1,408,000	1,405,904
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	1,786,000	1,949,247
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	313,000	336,066
Ecolab, Inc. sr. unsec. unsub. notes 3.25%, 12/1/27	5,145,000	5,486,287
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	1,815,000	1,939,652
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	625,000	638,189
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	520,000	543,017
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	910,000	940,223
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	677,000	688,848
Hilton Domestic Operating Co., Inc. 144A company guaranty sr.
unsec. unsub. bonds 4.875%, 1/15/30	950,000	1,009,375
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	3,252,000	3,438,925
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	1,105,000	1,232,075
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	3,445,000	3,789,500
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	750,000	791,250
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	5,475,000	6,156,535
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	764,000	806,671
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	613,000	648,387
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	524,000	547,835
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	1,032,000	1,156,201
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,014,000	4,219,718
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,946,000	2,031,138
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	2,603,000	4,517,412

42 Income Fund

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Consumer cyclicals cont.
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 4.75%, 9/15/44	$65,000	$83,117
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
notes 7.75%, 1/20/24	482,000	584,338
		54,926,131
Consumer staples (1.0%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	262,000	280,557
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	1,192,000	1,574,165
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	318,000	377,671
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	1,431,000	1,663,117
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	1,192,000	1,303,169
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	770,000	777,700
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	4,175,000	4,300,250
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	44,756	49,862
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	900,128	1,115,394
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	1,451,000	1,612,131
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	859,000	1,217,758
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	1,393,000	1,747,529
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	289,000	308,546
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	2,716,000	3,079,312
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	718,000	787,187
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	1,716,000	1,819,700
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,071,000	2,177,139
		24,191,187
Energy (1.8%)
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	5,751,000	6,377,297
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	5,588,000	6,021,070
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	3,051,000	3,170,706
Energy Transfer Operating LP company guaranty sr. unsec. bonds
6.25%, 4/15/49	227,000	271,100
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	4,189,000	4,651,047
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	3,294,000	3,141,653

Income Fund 43

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Energy cont.
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	$360,000	$420,245
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	235,000	247,256
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	5,045,000	5,580,107
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,054,000	1,370,671
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	292,000	374,396
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	821,000	866,133
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	3,166,000	3,477,543
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	336,000	348,323
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,399,000	1,385,010
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	3,382,000	3,465,569
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	3,611,000	3,835,716
Williams Partners LP sr. unsec. sub. notes 3.60%, 3/15/22	192,000	197,601
		45,201,443
Financials (5.6%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	3,166,000	3,509,117
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	2,278,000	2,261,111
Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	302,000	307,217
Ally Financial, Inc. sr. unsec. notes 3.875%, 5/21/24	49,000	51,176
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	2,579,000	2,872,361
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,428,000	1,913,520
Aon PLC company guaranty sr. unsec. unsub. notes
4.25%, 12/12/42	1,806,000	1,923,620
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	585,000	658,856
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	218,848
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	2,000,000	2,214,736
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	1,980,000	2,083,950
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	8,000,000	8,653,319
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	892,000	925,450
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	2,475,000	2,518,313
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	623,000	733,254
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	94,000	97,471
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	260,000	284,995
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	5,062,000	5,431,160
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	2,870,000	3,097,217
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	264,000	272,000
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	1,063,000	1,145,972
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	715,000	804,374
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	1,716,000	1,916,840

44 Income Fund

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Financials cont.
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	$2,090,000	$2,106,981
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	7,449,000	8,203,211
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,060,000	3,252,107
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	1,791,000	2,105,056
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	6,240,000	6,865,135
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,299,000	1,422,405
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	795,000	821,840
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	293,000	311,679
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	469,000	501,140
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	4,355,000	4,822,602
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	4,093,000	4,457,705
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	773,000	825,032
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	347,000	352,205
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	12,305,000	13,447,580
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	728,000	774,672
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	527,000	717,766
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	1,969,000	2,745,441
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	816,000	907,566
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	5,191,000	5,809,138
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	2,850,000	3,034,160
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	1,250,000	1,350,869
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	1,191,000	1,270,527
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	2,747,000	3,134,298
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	1,626,000	1,605,675
Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	2,381,000	3,040,310
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	626,000	673,755
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	1,026,000	1,066,774
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	630,000	911,975
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	1,126,000	1,250,544
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	3,860,000	4,330,916
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	265,000	276,302
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	260,000	278,229

Income Fund 45

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Financials cont.
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	$1,548,000	$1,667,772
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	552,000	532,724
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	1,321,000	1,405,008
Teachers Insurance & Annuity Association of America 144A unsec.
sub. bonds 4.90%, 9/15/44	230,000	289,094
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	667,000	989,634
TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub.
notes 4.125%, 11/1/24	24,000	26,059
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,640,000	1,712,437
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	1,561,000	1,702,320
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	200,000	217,004
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	359,465
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	2,845,000	3,127,600
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	226,000	236,615
		138,834,204
Health care (2.0%)
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	1,776,000	2,076,354
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27	1,730,000	1,859,999
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	9,695,000	10,427,813
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	9,049,000	9,479,180
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,775,000	1,970,098
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	3,175,000	3,261,154
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	336,000	375,994
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	3,560,000	3,771,482
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	725,000	829,304
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,276,000	1,390,597
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	642,000	756,535
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	666,000	695,970
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	1,226,000	1,265,207
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	1,021,000	1,042,030
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	6,040,000	6,657,712
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	3,370,000	3,713,265
		49,572,694
Technology (1.9%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	1,216,000	1,296,329
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	269,000	325,540
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	371,000	415,630

46 Income Fund

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Technology cont.
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	$3,532,000	$3,566,604
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	3,181,000	3,630,722
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	700,000	932,102
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	3,945,000	4,295,540
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	247,000	255,322
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	2,218,000	2,470,614
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	1,575,000	1,666,070
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	6,040,000	6,721,844
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	428,000	556,500
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	3,835,000	4,057,752
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	956,000	980,548
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	3,251,000	3,699,495
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	2,071,000	2,121,513
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	5,645,000	6,232,674
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	1,332,000	1,374,935
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	2,682,000	2,740,736
		47,340,470
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	1,282,000	1,312,836
		1,312,836
Utilities and power (1.4%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	962,000	1,034,131
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	2,210,000	2,508,178
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	1,421,000	1,825,365
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	322,000	405,143
Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	227,000	318,921
Berkshire Hathaway Energy Co. sr. unsec. unsub. bonds
6.125%, 4/1/36	555,000	771,493
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	266,000	349,257
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	214,000	241,897
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	219,000	252,584
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	4,115,000	4,520,968
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	460,000	640,400
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	686,000	750,295
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,269,000	1,361,722

Income Fund 47

	Principal
CORPORATE BONDS AND NOTES (22.0%)* cont.	amount	Value
Utilities and power cont.
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	$437,000	$470,298
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	729,000	875,433
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	1,504,000	1,911,955
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	844,000	876,415
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	707,000	793,991
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	439,000	445,746
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	665,000	680,241
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	200,000	268,899
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	5,265,000	5,584,098
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,510,000	2,603,724
PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	139,000	197,092
Puget Energy, Inc. sr. sub. notes 3.65%, 5/15/25	858,000	892,751
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	1,819,000	1,890,630
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	2,146,000	2,197,772
		34,669,399
Total corporate bonds and notes (cost $504,735,025)		$544,345,813

PURCHASED SWAP OPTIONS OUTSTANDING (6.0%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
3.312/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	$196,510,100	$26,153,529
2.785/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	33,394,000	6,019,269
(3.312)/3 month USD-LIBOR-BBA/Nov-38	Nov-28/3.312	196,510,100	4,260,339
2.3075/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075	14,414,200	2,281,624
(2.785)/3 month USD-LIBOR-BBA/Jan-47	Jan-27/2.785	33,394,000	1,459,652
(2.3075)/3 month USD-LIBOR-BBA/Jun-52	Jun-22/2.3075	14,414,200	632,351
Citibank, N.A.
(1.30)/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.30	115,614,700	1,123,775
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	111,010,500	338,582
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	111,010,500	227,572
Goldman Sachs International
2.7475/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7475	193,288,500	20,737,923
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983	16,092,000	214,667
(2.7475)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7475	193,288,500	11,597
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162	95,618,500	16,576,423
3.096/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096	76,494,800	10,704,682
(3.162)/3 month USD-LIBOR-BBA/Nov-33	Nov-20/3.162	95,618,500	86,057
(3.095)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.095	191,237,000	191
(3.096)/3 month USD-LIBOR-BBA/Nov-29	Nov-19/3.096	76,494,800	76
Morgan Stanley & Co. International PLC
2.8025/3 month USD-LIBOR-BBA/Apr-56	Apr-26/2.8025	64,429,600	16,531,347
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725	50,300,800	5,393,755
2.764/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764	50,300,800	5,360,053

48 Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (6.0%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Morgan Stanley & Co. International PLC cont.
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00	$18,691,900	$4,883,633
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	4,882,137
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	4,881,390
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75	18,691,900	4,160,256
(2.8025)/3 month USD-LIBOR-BBA/Apr-56	Apr-26/2.8025	64,429,600	3,231,144
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	1,926,828
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	1,347,926
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725	50,300,800	129,273
(2.764)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.764	50,300,800	125,752
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904	6,896,600	50,828
(3.0975)/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.0975	191,237,000	191
Toronto-Dominion Bank Canada
(1.715)/3 month USD-LIBOR-BBA/Jan-22	Jan-20/1.715	88,808,400	58,614
UBS AG
(1.6125)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125	32,836,200	1,927,485
1.6125/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.6125	32,836,200	1,347,269
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025	115,451,000	333,653
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025	115,451,000	237,830
Total purchased swap options outstanding (cost $90,421,044)			$147,637,673

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Nov-19/$101.63	$52,000,000	$52,000,000	$77,168
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/101.24	61,000,000	61,000,000	17,080
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/99.74	61,000,000	61,000,000	61
Total purchased options outstanding (cost $575,391)				$94,309

	Principal
ASSET-BACKED SECURITIES (1.5%)*	amount	Value
LHOME Mortgage Trust 144A Ser. 19-RTL2, Class A1,
3.844%, 3/25/24	$2,810,000	$2,814,777
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	154,666	154,666
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.623%, 6/25/52	4,156,000	4,156,000
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 9/24/20	9,921,000	9,921,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 6/24/20	8,812,000	8,812,000

Income Fund 49

	Principal
ASSET-BACKED SECURITIES (1.5%)* cont.	amount	Value
Station Place Securitization Trust 144A
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 2/24/20	$3,772,000	$3,772,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.572%, 10/24/20	4,285,000	4,285,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.473%, 8/25/52	2,138,000	2,138,000
Total asset-backed securities (cost $36,048,661)		$36,053,443

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,179,655
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	675,000	1,094,567
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	1,089,222
Total municipal bonds and notes (cost $2,294,346)		$3,363,444

	Principal amount/
SHORT-TERM INVESTMENTS (36.0%)*	shares	Value
Alpine Securitization, LLC asset backed commercial paper
2.162%, 11/21/19	$10,000,000	$9,989,838
Atlantic Asset Securitization, LLC asset backed commercial paper
2.107%, 11/6/19	10,000,000	9,997,137
Barclays Bank PLC CCP asset backed commercial paper
2.051%, 1/23/20	10,000,000	9,954,593
Barclays Bank PLC CCP asset backed commercial paper
2.180%, 11/7/19	10,000,000	9,996,889
BPCE SA commercial paper 1.920%, 2/3/20	8,000,000	7,963,056
BPCE SA commercial paper 2.161%, 11/1/19	8,000,000	7,999,647
Chariot Funding, LLC asset backed commercial paper
2.097%, 11/21/19	10,800,000	10,789,088
Chariot Funding, LLC asset backed commercial paper
1.953%, 11/12/19	13,036,000	13,028,591
CHARTA, LLC asset backed commercial paper 2.128%, 11/12/19	10,000,000	9,994,353
DNB Bank ASA commercial paper 1.879%, 1/21/20	10,000,000	9,958,522
Federal Home Loan Banks unsec. discount notes commercial
paper 1.652%, 1/22/20	25,200,000	25,107,012
Federal Home Loan Banks unsec. discount notes commercial
paper 1.737%, 11/15/19	26,000,000	25,983,013
Gotham Funding Corp. asset backed commercial paper
2.107%, 11/1/19	10,000,000	9,999,524
ING (U.S.) Funding LLC commercial paper 1.900%, 2/3/20	12,000,000	11,943,475
Interest in $395,305,000 joint tri-party repurchase agreement dated 10/31/19 with Citigroup Global Markets, Inc. due
11/1/19 — maturity value of $82,333,979 for an effective yield of 1.740% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 2.250%
to 8.000% and due dates ranging from 1/31/24 to 1/1/59, valued
at $403,211,101)	82,330,000	82,330,000

50 Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (36.0%)* cont.		shares	Value
Interest in $375,000,000 joint tri-party repurchase agreement dated 10/31/19 with Barclays Capital, Inc. due 11/1/19 —
maturity value of $150,007,167 for an effective yield of 1.720%
(collateralized by a U.S. Treasury bond with a coupon rate
of 1.000% and a due date of 2/15/46, valued at $382,518,307)		$150,000,000	$150,000,000
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.873%, 11/18/19		18,000,000	17,984,286
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.161%, 11/5/19		8,197,000	8,194,892
Matchpoint Finance PLC asset backed commercial paper
1.905%, 12/5/19		12,000,000	11,979,642
Matchpoint Finance PLC asset backed commercial paper
2.106%, 11/8/19		10,000,000	9,996,256
MetLife Short Term Funding, LLC asset backed commercial paper
1.896%, 12/9/19		15,000,000	14,973,009
National Bank of Canada commercial paper 1.909%, 1/21/20		12,000,000	11,951,565
NRW.Bank commercial paper 1.882%, 11/20/19		7,500,000	7,492,758
Putnam Short Term Investment Fund 1.98% L	Shares	257,739,729	257,739,729
Regency Markets No. 1, LLC asset backed commercial paper
1.882%, 11/12/19		$7,000,000	6,995,870
Regency Markets No. 1, LLC asset backed commercial paper
2.043%, 11/6/19		13,350,000	13,346,062
Societe Generale SA commercial paper 2.093%, 11/26/19		5,000,000	4,992,742
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.75% P	Shares	14,442,000	14,442,000
Svenska Handelsbanken AB commercial paper 2.019%, 12/27/19		$10,000,000	9,971,658
Thunder Bay Funding, LLC asset backed commercial paper
1.933%, 2/27/20		11,750,000	11,684,981
Thunder Bay Funding, LLC asset backed commercial paper
1.904%, 11/25/19		12,750,000	12,734,505
Total Capital Canada, Ltd. commercial paper 1.889%, 1/23/20		12,000,000	11,950,888
U.S. Treasury Bills 1.882%, 3/12/20 # ∆ §		11,569,000	11,503,992
U.S. Treasury Bills 2.030%, 11/21/19 # ∆ §		7,364,000	7,357,771
U.S. Treasury Bills 1.647%, 4/2/20 # ∆ Φ §		7,203,000	7,156,545
U.S. Treasury Bills 1.992%, 11/7/19 ∆ Φ §		6,780,000	6,778,201
U.S. Treasury Bills 1.964%, 11/14/19 # ∆ Φ §		6,532,000	6,528,488
U.S. Treasury Bills 1.925%, 12/12/19 # ∆ §		2,745,000	2,740,396
U.S. Treasury Bills 1.672%, 2/20/20 ∆ § Φ		2,636,000	2,623,766
U.S. Treasury Bills 1.622%, 4/9/20 ∆ §		2,041,000	2,027,201
Victory Receivables Corp. asset backed commercial paper
2.119%, 11/8/19		10,000,000	9,996,306
Total short-term investments (cost $888,119,263)			$888,178,247

TOTAL INVESTMENTS
Total investments (cost $3,672,462,425)	$3,752,578,874

Income Fund 51

Key to holding’s abbreviations

DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,470,558,121.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $5,480,915 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $22,494,678 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $914,579 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $14,129,113 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $1,412,910,209 to cover certain derivative contracts and delayed delivery securities.

52 Income Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 10/31/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-Dollar 90 day (Long)	2,654	$2,654,000,000	$652,817,650	Mar-20	$(363,260)
Euro-Dollar 90 day (Short)	2,654	2,654,000,000	654,343,700	Mar-21	(1,938,862)
U.S. Treasury Bond 30 yr (Long)	102	16,460,250	16,460,250	Dec-19	(334,511)
U.S. Treasury Bond Ultra 30 yr (Long)	438	83,110,500	83,110,500	Dec-19	(2,695,251)
U.S. Treasury Note 2 yr (Long)	603	130,007,742	130,007,742	Dec-19	(257,317)
U.S. Treasury Note 5 yr (Long)	643	76,647,609	76,647,609	Dec-19	(403,322)
U.S. Treasury Note 10 yr (Long)	824	107,364,625	107,364,625	Dec-19	(1,038,291)
U.S. Treasury Note Ultra 10 yr (Long)	206	29,274,531	29,274,531	Dec-19	(436,806)
Unrealized appreciation					—
Unrealized (depreciation)					(7,467,620)
Total					$(7,467,620)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/19 (premiums $87,909,318)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
3.195/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	$92,778,600	$2,855,725
(3.195)/3 month USD-LIBOR-BBA/Nov-55	Nov-25/3.195	92,778,600	30,129,850
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	651,857
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	722,460
1.475/3 month USD-LIBOR-BBA/Dec-24	Dec-19/1.475	231,229,500	934,167
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823	64,368,100	184,736
2.9425/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	1,283,436
(2.9425)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	11,062,873
JPMorgan Chase Bank N.A.
3.415/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.415	382,473,900	382
2.975/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975	95,618,500	8,606
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	838,574
(2.975)/3 month USD-LIBOR-BBA/Nov-23	Nov-20/2.975	95,618,500	4,344,905
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229	95,618,500	13,046,188
Morgan Stanley & Co. International PLC
3.3975/3 month USD-LIBOR-BBA/Nov-21	Nov-19/3.3975	382,473,900	382
2.7225/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225	36,582,400	2,561

Income Fund 53

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/19 (premiums $87,909,318) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Morgan Stanley & Co. International PLC cont.
2.715/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715	$36,582,400	$3,292
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664	27,586,300	41,379
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	271,899
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	280,816
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	1,027,773
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	1,557,587
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	1,592,432
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	1,622,108
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	18,691,900	3,798,381
(2.715)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.715	36,582,400	3,814,813
2.7875/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	3,829,435
(2.7225)/3 month USD-LIBOR-BBA/Feb-30	Feb-20/2.7225	36,582,400	3,839,323
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	18,691,900	4,625,684
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	18,691,900	4,630,918
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	18,691,900	4,631,853
(2.7875)/3 month USD-LIBOR-BBA/Apr-59	Apr-29/2.7875	57,986,600	15,131,603
Toronto-Dominion Bank
1.8055/3 month USD-LIBOR-BBA/Jan-30	Jan-20/1.8055	17,761,700	73,356
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	673,091
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	770,314
(1.30)/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30	69,776,800	909,889
1.30/3 month USD-LIBOR-BBA/Aug-26	Aug-21/1.30	69,776,800	1,536,488
Total			$120,729,136

WRITTEN OPTIONS OUTSTANDING at 10/31/19 (premiums $575,391)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/$101.63	$52,000,000	$52,000,000	$69,056
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.74	61,000,000	61,000,000	1,281
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Nov-19/100.24	61,000,000	61,000,000	61
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.00	41,000,000	41,000,000	3,403

54 Income Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/19 (premiums $575,391) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/$104.19	$41,000,000	$41,000,000	$123
Uniform Mortgage-Backed
Securities 30 yr 4.00% TBA
commitments (Call)	Nov-19/104.09	40,000,000	40,000,000	40
Total				$73,964

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
2.027/3 month USD-LIBOR-BBA/
Jul-30 (Purchased)	Jul-20/2.027	$184,051,200	$(4,233,178)	$4,258,945
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	659,281
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	(470,598)
(2.027)/3 month USD-LIBOR-BBA/
Jul-30 (Purchased)	Jul-20/2.027	184,051,200	(4,233,178)	(2,917,212)
Citibank, N.A.
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	453,879
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765	69,368,800	(929,542)	431,474
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(453,936)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765	69,368,800	(929,542)	(618,076)
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	107,216
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	(81,837)
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	461,913
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755	69,368,800	(933,010)	405,807
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(479,411)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755	69,368,800	(933,010)	(609,752)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	3,928,136
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(881,529)	495,846

Income Fund 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/19 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	$9,503,400	$(549,297)	$346,209
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(611,825)	(392,241)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(988,354)	(457,684)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	(4,028,318)
(5.00 Floor)/3 month USD-LIBOR-BBA/	Mar-21/5.00
Mar-21 (Written)	Floor	1,000,000	222,000	167,830
Morgan Stanley & Co. International PLC
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	421,834
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	274,953
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775	53,400,800	(294,238)	58,741
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(109,089)
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775	53,400,800	(294,238)	(114,278)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	(528,290)
Wells Fargo Bank, N.A.
2.2775/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	3,336,388
(2.2775)/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	(1,591,121)
Unrealized appreciation				15,808,452
Unrealized (depreciation)				(12,851,843)
Total				$2,956,609

TBA SALE COMMITMENTS OUTSTANDING at 10/31/19 (proceeds receivable $354,035,078)
	Principal	Settlement
Agency	amount	date	Value
Government National Mortgage Association, 5.00%, 11/1/49	$49,000,000	11/20/19	$51,710,313
Government National Mortgage Association, 4.50%, 11/1/49	1,000,000	11/20/19	1,046,719
Government National Mortgage Association, 3.50%, 11/1/49	5,000,000	11/20/19	5,189,063
Government National Mortgage Association, 3.00%, 11/1/49	5,000,000	11/20/19	5,146,094
Uniform Mortgage-Backed Securities, 5.00%, 11/1/49	2,000,000	11/13/19	2,139,219
Uniform Mortgage-Backed Securities, 3.50%, 11/1/49	1,000,000	11/13/19	1,026,797
Uniform Mortgage-Backed Securities, 3.00%, 12/1/49	5,000,000	12/12/19	5,077,149
Uniform Mortgage-Backed Securities, 3.00%, 11/1/49	280,000,000	11/13/19	284,549,998
Total			$355,885,352

56 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,976,000	$5,014,267	$(477)	11/8/48	3 month USD-	3.312% —	$5,164,064
				LIBOR-BBA —	Semiannually
				Quarterly
5,000,000	630	(31)	5/26/20	3 month USD-	6 month USD-	852
				LIBOR-BBA	LIBOR-BBA —
				plus 12.70% —	Semiannually
				Semiannually
95,618,500	12,261,830	(1,354)	1/3/29	3.065% —	3 month USD-	(13,062,925)
				Semiannually	LIBOR-BBA —
					Quarterly
52,781,400	6,910,141	(747)	3/4/29	3 month USD-	3.073% —	6,984,844
				LIBOR-BBA —	Semiannually
				Quarterly
286,855,400	560,229	(144,122)	1/22/20	3 month USD-	2.86% —	2,516,585
				LIBOR-BBA —	Semiannually
				Quarterly
2,954,000	65,029 E	(16)	2/2/24	3 month USD-	2.5725% —	65,013
				LIBOR-BBA —	Semiannually
				Quarterly
7,645,700	161,798 E	(43)	2/2/24	2.528% —	3 month USD-	(161,841)
				Semiannually	LIBOR-BBA —
					Quarterly
13,769,100	1,320,250	(183)	2/13/29	2.6785% —	3 month USD-	(1,333,771)
				Semiannually	LIBOR-BBA —
					Quarterly
16,004,800	520,476 E	(3,239)	12/2/23	3 month USD-	2.536% —	517,237
				LIBOR-BBA —	Semiannually
				Quarterly
5,533,100	121,540 E	(945)	2/2/24	3 month USD-	2.57% —	120,595
				LIBOR-BBA —	Semiannually
				Quarterly
19,929,186	2,237,290 E	(282)	3/5/30	3 month USD-	2.806% —	2,237,008
				LIBOR-BBA —	Semiannually
				Quarterly
36,896,800	3,595,150 E	(522)	3/16/30	2.647% —	3 month USD-	(3,595,673)
				Semiannually	LIBOR-BBA —
					Quarterly
7,498,500	1,495,898 E	(256)	3/28/52	2.67% —	3 month USD-	(1,496,154)
				Semiannually	LIBOR-BBA —
					Quarterly
38,657,700	3,018,664 E	(19,876)	3/26/30	2.44% —	3 month USD-	(3,038,540)
				Semiannually	LIBOR-BBA —
					Quarterly
9,968,700	168,870 E	(56)	2/2/24	3 month USD-	2.3075% —	168,814
				LIBOR-BBA —	Semiannually
				Quarterly
14,633,000	251,146 E	(82)	2/9/24	3 month USD-	2.32% —	251,065
				LIBOR-BBA —	Semiannually
				Quarterly

Income Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$52,187,400	$2,420,452 E	$(739)	3/4/30	2.098% —	3 month USD-	$(2,421,191)
				Semiannually	LIBOR-BBA —
					Quarterly
5,512,000	268,153 E	(123)	11/20/39	3 month USD-	2.55% —	268,031
				LIBOR-BBA —	Semiannually
				Quarterly
30,229,900	1,553,363 E	(428)	12/7/30	2.184% —	3 month USD-	(1,553,791)
				Semiannually	LIBOR-BBA —
					Quarterly
31,819,500	1,659,864 E	—	12/14/30	2.1935% —	3 month USD-	(1,659,864)
				Semiannually	LIBOR-BBA —
					Quarterly
13,411,400	1,850,626 E	—	6/14/52	2.4105% —	3 month USD-	(1,850,626)
				Semiannually	LIBOR-BBA —
					Quarterly
18,851,000	458,117 E	(212)	6/5/29	3 month USD-	2.2225% —	457,905
				LIBOR-BBA —	Semiannually
				Quarterly
1,576,600	179,833 E	(54)	6/22/52	2.3075% —	3 month USD-	(179,887)
				Semiannually	LIBOR-BBA —
					Quarterly
13,828,500	583,784 E	(196)	6/22/30	2.0625% —	3 month USD-	(583,980)
				Semiannually	LIBOR-BBA —
					Quarterly
10,143,500	336,429 E	(144)	7/6/30	1.9665% —	3 month USD-	(336,573)
				Semiannually	LIBOR-BBA —
					Quarterly
1,265,600	127,260 E	(43)	7/5/52	2.25% —	3 month USD-	(127,303)
				Semiannually	LIBOR-BBA —
					Quarterly
28,492,700	1,056,082 E	(403)	1/22/31	2.035% —	3 month USD-	(1,056,485)
				Semiannually	LIBOR-BBA —
					Quarterly
7,413,500	775,393 E	(253)	7/22/52	2.2685% —	3 month USD-	(775,646)
				Semiannually	LIBOR-BBA —
					Quarterly
30,390,200	716,358 E	(1,036)	8/8/52	1.9185% —	3 month USD-	(717,394)
				Semiannually	LIBOR-BBA —
					Quarterly
65,592,200	627,783 E	(929)	8/28/30	1.5095% —	3 month USD-	626,854
				Semiannually	LIBOR-BBA —
					Quarterly
16,648,500	143,427 E	(157)	12/9/24	1.30% —	3 month USD-	143,270
				Semiannually	LIBOR-BBA —
					Quarterly
24,992,000	1,103,797 E	(852)	9/12/52	1.626% —	3 month USD-	1,102,944
				Semiannually	LIBOR-BBA —
					Quarterly

58 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$66,834,000	$416,242	$(886)	9/26/29	1.534% —	3 month USD-	$456,901
				Semiannually	LIBOR-BBA —
					Quarterly
8,755,400	10,244 E	(5,315)	12/18/21	3 month USD-	1.58% —	4,928
				LIBOR-BBA —	Semiannually
				Quarterly
452,342,100	529,240 E	275,373	12/18/21	1.58% —	3 month USD-	(253,868)
				Semiannually	LIBOR-BBA —
					Quarterly
464,892,000	594,597 E	(567,915)	12/18/24	1.45% —	3 month USD-	26,681
				Semiannually	LIBOR-BBA —
					Quarterly
674,600	21,860 E	(9,610)	12/18/49	1.65% —	3 month USD-	12,251
				Semiannually	LIBOR-BBA —
					Quarterly
40,158,800	1,301,346 E	1,528,241	12/18/49	3 month USD-	1.65% —	226,895
				LIBOR-BBA —	Semiannually
				Quarterly
3,068,700	21,634 E	(9,147)	12/18/29	1.525% —	3 month USD-	12,488
				Semiannually	LIBOR-BBA —
					Quarterly
589,379,700	4,155,127 E	1,737,758	12/18/29	3 month USD-	1.525% —	(2,417,368)
				LIBOR-BBA —	Semiannually
				Quarterly
69,368,800	21,921	(561)	9/30/24	1.50% —	3 month USD-	17,675
				Semiannually	LIBOR-BBA —
					Quarterly
69,368,800	120,840	(561)	10/1/24	1.53% —	3 month USD-	(84,487)
				Semiannually	LIBOR-BBA —
					Quarterly
14,798,700	44,677 E	(140)	12/9/24	1.416% —	3 month USD-	44,538
				Semiannually	LIBOR-BBA —
					Quarterly
38,388,000	258,236	(509)	10/4/29	3 month USD-	1.529% —	(276,122)
				LIBOR-BBA —	Semiannually
				Quarterly
407,351,000	496,968	(26,029)	10/4/21	1.512% —	3 month USD-	660,524
				Semiannually	LIBOR-BBA —
					Quarterly
348,906,000	1,600,083	(22,728)	10/4/24	3 month USD-	1.396% —	(1,815,550)
				LIBOR-BBA —	Semiannually
				Quarterly
302,191,000	3,056,964	(122,604)	10/4/29	1.4925% —	3 month USD-	3,079,422
				Semiannually	LIBOR-BBA —
					Quarterly
100,528,000	2,694,150	(56,895)	10/4/49	3 month USD-	1.675% —	(2,785,542)
				LIBOR-BBA —	Semiannually
				Quarterly

Income Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$66,834,000	$890,496	$(886)	10/8/29	1.458% —	3 month USD-	$917,669
				Semiannually	LIBOR-BBA —
					Quarterly
72,974,000	542,781	(590)	10/10/24	3 month USD-	1.335% —	(576,157)
				LIBOR-BBA —	Semiannually
				Quarterly
10,111,000	133,132	(134)	10/10/29	3 month USD-	1.4595% —	(137,074)
				LIBOR-BBA —	Semiannually
				Quarterly
1,012,000	9,859	(13)	10/11/29	3 month USD-	1.496% —	(10,203)
				LIBOR-BBA —	Semiannually
				Quarterly
13,503,900	33,490 E	(127)	12/9/24	1.53% —	3 month USD-	(33,617)
				Semiannually	LIBOR-BBA —
					Quarterly
485,000	2,936	(6)	10/15/29	3 month USD-	1.6665% —	2,831
				LIBOR-BBA —	Semiannually
				Quarterly
77,233,000	109,439	(625)	10/17/24	1.521% —	3 month USD-	(91,303)
				Semiannually	LIBOR-BBA —
					Quarterly
12,671,400	60,455 E	(120)	12/9/24	1.5775% —	3 month USD-	(60,575)
				Semiannually	LIBOR-BBA —
					Quarterly
9,249,200	21,597 E	(87)	12/9/24	3 month USD-	1.527% —	21,510
				LIBOR-BBA —	Semiannually
				Quarterly
16,648,600	101,523 E	(157)	12/9/24	1.605% —	3 month USD-	(101,680)
				Semiannually	LIBOR-BBA —
					Quarterly
47,453,000	662,586	(632)	11/1/29	1.7505% —	3 month USD-	(663,215)
				Semiannually	LIBOR-BBA —
					Quarterly
4,330,000	4,114 E	(16)	11/4/21	1.599% —	3 month USD-	(4,130)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$2,537,279				$(17,153,141)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$107,387	$106,339	$—	1/12/41	4.00% (1 month	Synthetic TRS	$125
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

60 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A. cont.
$187,815	$183,447	$—	1/12/41	4.50% (1 month	Synthetic TRS	$(2,197)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
2,325,753	2,327,132	—	1/12/40	4.00% (1 month	Synthetic MBX	3,551
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
352,123	352,331	—	1/12/40	4.00% (1 month	Synthetic MBX	538
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,699,769	1,699,025	—	1/12/40	4.50% (1 month	Synthetic MBX	1,212
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
152,214	152,148	—	1/12/40	4.50% (1 month	Synthetic MBX	109
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
35,169,010	35,118,790	—	1/12/41	5.00% (1 month	Synthetic MBX	(2,942)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,411,483	3,406,144	—	1/12/40	5.00% (1 month	Synthetic MBX	(783)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
250,253	250,326	—	1/12/41	5.00% (1 month	Synthetic MBX Index	419
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
2,253,355	2,249,023	—	1/12/39	(6.00%) 1 month	Synthetic MBX	466
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
38,565,470	38,514,404	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(19,890)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
436,907	431,416	—	1/12/43	3.50% (1 month	Synthetic TRS	(1,320)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
43,761	43,211	—	1/12/43	3.50% (1 month	Synthetic TRS	(132)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$274,637	$271,956	$—	1/12/41	4.00% (1 month	Synthetic TRS	$319
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
84,513	83,688	—	1/12/41	4.00% (1 month	Synthetic TRS	98
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
65,262	63,193	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,265
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
392,735	388,927	—	1/12/36	(5.50%) 1 month	Synthetic TRS	(826)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
151,275	148,696	—	1/12/39	6.00% (1 month	Synthetic TRS	(874)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
285,397	282,573	—	1/12/38	6.50% (1 month	Synthetic TRS	519
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
32,213	31,894	—	1/12/38	6.50% (1 month	Synthetic TRS	59
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
2,877,215	2,873,106	—	1/12/41	5.00% (1 month	Synthetic MBX	(241)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
681,737	680,764	—	1/12/41	5.00% (1 month	Synthetic MBX	(57)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
6,484,981	6,460,491	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(17,094)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
676,645	671,086	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,254
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

62 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$366,210	$361,706	$—	1/12/45	3.50% (1 month	Synthetic TRS	$(799)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
341,168	336,972	—	1/12/45	3.50% (1 month	Synthetic TRS	(744)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
341,607	327,821	—	1/12/44	3.50% (1 month	Synthetic TRS	(10,529)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
248,932	238,886	—	1/12/44	3.50% (1 month	Synthetic TRS	(7,673)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
125,966	124,383	—	1/12/43	3.50% (1 month	Synthetic TRS	(381)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,064,033	1,022,469	—	1/12/45	4.00% (1 month	Synthetic TRS	(30,220)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
411,308	407,293	—	1/12/41	4.00% (1 month	Synthetic TRS	477
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
372,622	358,066	—	1/12/45	4.00% (1 month	Synthetic TRS	(10,583)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,667,262	1,650,989	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(1,935)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
191,582	188,890	—	1/12/39	(5.00%) 1 month	Synthetic TRS	371
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
315,817	305,807	—	1/12/41	(5.00%) 1 month	Synthetic TRS	6,121
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$130,802	$130,629	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(67)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
348,767	348,305	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(180)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
967,385	966,104	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(499)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,575,075	2,571,666	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,328)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,527,581	3,522,910	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,819)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
852,914	827,490	—	1/12/44	(3.00%) 1 month	Synthetic TRS	18,023
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
690,204	662,348	—	1/12/44	3.50% (1 month	Synthetic TRS	(21,274)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
454,911	449,194	—	1/12/43	(3.50%) 1 month	Synthetic TRS	1,375
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
673,153	666,583	—	1/12/41	4.00% (1 month	Synthetic TRS	781
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
369,819	355,373	—	1/12/45	4.00% (1 month	Synthetic TRS	(10,503)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,653	28,373	—	1/12/41	4.00% (1 month	Synthetic TRS	33
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
136,160	132,993	—	1/12/41	4.50% (1 month	Synthetic TRS	(1,593)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

64 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$616,165	$596,635	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$11,942
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
392,735	388,927	—	1/12/36	5.50% (1 month	Synthetic TRS	826
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
944,361	928,257	—	1/12/39	6.00% (1 month	Synthetic TRS	(5,456)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
678,046	666,484	—	1/12/39	6.00% (1 month	Synthetic TRS	(3,917)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
375,607	369,202	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,170)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,213	12,005	—	1/12/39	6.00% (1 month	Synthetic TRS	(71)
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
448,518	444,080	—	1/12/38	6.50% (1 month	Synthetic TRS	815
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
409,262	405,212	—	1/12/38	6.50% (1 month	Synthetic TRS	744
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
396,557	392,633	—	1/12/38	6.50% (1 month	Synthetic TRS	721
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
315,714	312,590	—	1/12/38	6.50% (1 month	Synthetic TRS	574
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
136,369	135,020	—	1/12/38	6.50% (1 month	Synthetic TRS	248
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A.
$87,613	$86,758	$—	1/12/41	4.00% (1 month	Synthetic TRS	$102
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
616,191	596,661	—	1/12/41	(5.00%) 1 month	Synthetic TRS	11,942
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
440,820	437,199	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(1,468)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
1,280,743	1,229,054	—	1/12/44	(3.50%) 1 month	Synthetic TRS	39,471
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,336,667	1,274,680	—	1/12/44	4.00% (1 month	Synthetic TRS	(48,186)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,336,667	1,274,680	—	1/12/44	(4.00%) 1 month	Synthetic TRS	48,186
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		153,686
Upfront premium (paid)		—		Unrealized (depreciation)		(207,751)
Total		$—		Total		$(54,065)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$13,534	$198,000	$16,969	5/11/63	300 bp —	$(3,319)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,395	438,000	37,537	5/11/63	300 bp —	(10,886)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,079	876,000	75,073	5/11/63	300 bp —	(20,483)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,528	904,000	77,473	5/11/63	300 bp —	(25,418)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	307,020	1,462,000	226,318	5/11/63	500 bp —	82,124
Index						Monthly
CMBX NA BB.7	BB/P	51,285	399,000	25,177	1/17/47	500 bp —	26,496
Index						Monthly

66 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	BB/P	$64,288	$463,000	$29,215	1/17/47	500 bp —	$35,523
Index						Monthly
CMBX NA BB.7	BB/P	162,095	1,342,000	84,680	1/17/47	500 bp —	78,719
Index						Monthly
CMBX NA BBB–.6	BBB–/P	81,880	922,000	79,015	5/11/63	300 bp —	3,403
Index						Monthly
CMBX NA BBB–.6	BBB–/P	129,972	1,463,000	125,379	5/11/63	300 bp —	5,446
Index						Monthly
CMBX NA BBB–.6	BBB–/P	154,891	1,812,000	155,288	5/11/63	300 bp —	660
Index						Monthly
CMBX NA BBB–.6	BBB–/P	207,437	2,132,000	182,712	5/11/63	300 bp —	25,968
Index						Monthly
CMBX NA BBB–.6	BBB–/P	277,571	3,047,000	261,128	5/11/63	300 bp —	18,221
Index						Monthly
CMBX NA BBB–.6	BBB–/P	356,863	3,574,000	306,292	5/11/63	300 bp —	52,656
Index						Monthly
CMBX NA BBB–.6	BBB–/P	400,650	3,916,000	335,601	5/11/63	300 bp —	67,333
Index						Monthly
CMBX NA BBB–.6	BBB–/P	369,391	4,066,000	348,456	5/11/63	300 bp —	23,307
Index						Monthly
CMBX NA BBB–.6	BBB–/P	371,038	4,103,000	351,627	5/11/63	300 bp —	21,804
Index						Monthly
CMBX NA BBB–.6	BBB–/P	358,436	4,182,000	358,397	5/11/63	300 bp —	2,478
Index						Monthly
CMBX NA BBB–.6	BBB–/P	443,577	4,359,000	373,566	5/11/63	300 bp —	72,554
Index						Monthly
CMBX NA BBB–.6	BBB–/P	374,113	4,417,000	378,537	5/11/63	300 bp —	(1,847)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	493,932	5,781,000	495,432	5/11/63	300 bp —	1,872
Index						Monthly
CMBX NA BBB–.6	BBB–/P	534,307	5,858,000	502,031	5/11/63	300 bp —	35,694
Index						Monthly
CMBX NA BBB–.6	BBB–/P	560,309	6,213,000	532,454	5/11/63	300 bp —	31,479
Index						Monthly
CMBX NA BBB–.6	BBB–/P	579,638	6,355,000	544,624	5/11/63	300 bp —	38,722
Index						Monthly
CMBX NA BBB–.6	BBB–/P	645,151	6,442,000	552,079	5/11/63	300 bp —	96,829
Index						Monthly
CMBX NA BBB–.6	BBB–/P	589,999	6,451,000	552,851	5/11/63	300 bp —	40,912
Index						Monthly
CMBX NA BBB–.6	BBB–/P	632,040	6,981,000	598,272	5/11/63	300 bp —	37,840
Index						Monthly
CMBX NA BBB–.6	BBB–/P	647,266	7,642,000	654,919	5/11/63	300 bp —	(3,196)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,482,878	26,223,000	2,247,311	5/11/63	300 bp —	250,863
Index						Monthly

Income Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA A.6	A/P	$(34,708)	$31,430,000	$119,434	5/11/63	200 bp —	$96,949
Index						Monthly
CMBX NA A.7	A-/P	$102,321	$2,780,000	$66,442	1/17/47	200 bp —	$169,844
Index						Monthly
CMBX NA A.7	A-/P	11,938	287,000	6,859	1/17/47	200 bp —	18,909
Index						Monthly
CMBX NA BB.7	BB/P	97,913	732,000	46,189	1/17/47	500 bp —	52,435
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,592,696	48,878,000	4,188,845	5/11/63	300 bp —	432,364
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,666	699,000	3,355	1/17/47	300 bp —	48,719
Index						Monthly
CMBX NA BBB–.7	BBB–/P	143,564	2,186,000	10,493	1/17/47	300 bp —	134,346
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	285,860	5,647,000	21,459	5/11/63	200 bp —	309,515
Index						Monthly
CMBX NA A.6	A/P	224,300	3,497,000	13,289	5/11/63	200 bp —	238,949
Index						Monthly
CMBX NA A.6	A/P	148,581	3,016,000	11,461	5/11/63	200 bp —	161,215
Index						Monthly
CMBX NA A.6	A/P	152,946	2,939,000	11,168	5/11/63	200 bp —	165,257
Index						Monthly
CMBX NA A.6	A/P	130,272	2,529,000	9,610	5/11/63	200 bp —	140,866
Index						Monthly
CMBX NA A.6	A/P	165,367	2,518,000	9,568	5/11/63	200 bp —	175,914
Index						Monthly
CMBX NA A.6	A/P	109,667	1,964,000	7,463	5/11/63	200 bp —	117,894
Index						Monthly
CMBX NA A.6	A/P	55,332	1,789,000	6,798	5/11/63	200 bp —	62,826
Index						Monthly
CMBX NA A.6	A/P	88,084	1,783,000	6,775	5/11/63	200 bp —	95,553
Index						Monthly
CMBX NA A.6	A/P	(1,055)	1,740,000	6,612	5/11/63	200 bp —	6,234
Index						Monthly
CMBX NA A.6	A/P	65,795	1,256,000	4,773	5/11/63	200 bp —	71,056
Index						Monthly
CMBX NA A.6	A/P	(1,095)	602,000	2,288	5/11/63	200 bp —	1,427
Index						Monthly
CMBX NA A.6	A/P	16,026	526,000	1,999	5/11/63	200 bp —	18,230
Index						Monthly
CMBX NA A.6	A/P	5,271	168,000	638	5/11/63	200 bp —	5,974
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,607	146,000	12,512	5/11/63	300 bp —	180
Index						Monthly
CMBX NA BBB–.6	BBB–/P	18,143	375,000	32,138	5/11/63	300 bp —	(13,776)
Index						Monthly

68 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$43,346	$392,000	$33,594	5/11/63	300 bp —	$9,980
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,389	401,000	34,366	5/11/63	300 bp —	9,257
Index						Monthly
CMBX NA BBB–.6	BBB–/P	43,557	401,000	34,366	5/11/63	300 bp —	9,425
Index						Monthly
CMBX NA BBB–.6	BBB–/P	39,801	503,000	43,107	5/11/63	300 bp —	(3,012)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,791	667,000	57,162	5/11/63	300 bp —	(21,982)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,711	671,000	57,505	5/11/63	300 bp —	(24,402)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,283	671,000	57,505	5/11/63	300 bp —	(23,830)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,301	714,000	61,190	5/11/63	300 bp —	16,528
Index						Monthly
CMBX NA BBB–.6	BBB–/P	98,179	933,000	79,958	5/11/63	300 bp —	18,765
Index						Monthly
CMBX NA BBB–.6	BBB–/P	68,535	1,006,000	86,214	5/11/63	300 bp —	(17,092)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	134,237	1,144,000	98,041	5/11/63	300 bp —	36,863
Index						Monthly
CMBX NA BBB–.6	BBB–/P	200,757	1,446,000	123,922	5/11/63	300 bp —	77,678
Index						Monthly
CMBX NA BBB–.6	BBB–/P	407,935	2,864,000	245,445	5/11/63	300 bp —	164,161
Index						Monthly
CMBX NA BBB–.7	BBB–/P	49,185	605,000	2,904	1/17/47	300 bp —	46,634
Index						Monthly
CMBX NA BBB–.7	BBB–/P	126,786	1,819,000	8,731	1/17/47	300 bp —	119,116
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	65,823	311,000	48,143	5/11/63	500 bp —	17,983
Index						Monthly
CMBX NA A.6	A/P	1,271,319	55,263,000	209,999	5/11/63	200 bp —	1,502,810
Index						Monthly
CMBX NA A.6	A/P	142,994	14,145,000	53,751	5/11/63	200 bp —	202,246
Index						Monthly
CMBX NA A.6	A/P	20,784	2,056,000	7,813	5/11/63	200 bp —	29,397
Index						Monthly
CMBX NA A.6	A/P	(591)	1,989,000	7,558	5/11/63	200 bp —	7,741
Index						Monthly
CMBX NA BB.10	BB–/P	76,868	958,000	68,210	5/11/63	500 bp —	9,590
Index						Monthly
CMBX NA BBB–.6	BBB–/P	81,683	669,000	57,333	5/11/63	300 bp —	24,740
Index						Monthly
CMBX NA BBB–.6	BBB–/P	66,192	744,000	63,761	5/11/63	300 bp —	2,865
Index						Monthly

Income Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$133,810	$1,341,000	$114,924	5/11/63	300 bp —	$19,668
Index						Monthly
CMBX NA BBB–.6	BBB–/P	217,251	1,777,000	152,289	5/11/63	300 bp —	65,998
Index						Monthly
CMBX NA BBB–.6	BBB–/P	190,215	1,891,000	162,059	5/11/63	300 bp —	29,259
Index						Monthly
CMBX NA BBB–.6	BBB–/P	194,205	1,946,000	166,772	5/11/63	300 bp —	28,568
Index						Monthly
CMBX NA BBB–.6	BBB–/P	309,853	3,006,000	257,614	5/11/63	300 bp —	53,992
Index						Monthly
CMBX NA BBB–.6	BBB–/P	277,571	3,047,000	261,128	5/11/63	300 bp —	18,221
Index						Monthly
CMBX NA BBB–.6	BBB–/P	322,316	3,351,000	287,181	5/11/63	300 bp —	37,090
Index						Monthly
CMBX NA BBB–.6	BBB–/P	443,874	3,595,000	308,092	5/11/63	300 bp —	137,880
Index						Monthly
CMBX NA BBB–.6	BBB–/P	399,835	4,051,000	347,171	5/11/63	300 bp —	55,028
Index						Monthly
CMBX NA BBB–.6	BBB–/P	803,035	7,927,000	679,344	5/11/63	300 bp —	128,316
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,536,004	49,405,000	4,234,009	5/11/63	300 bp —	2,330,815
Index						Monthly
CMBX NA BBB–.7	BBB–/P	392	15,000	72	1/17/47	300 bp —	329
Index						Monthly
CMBX NA BBB–.7	BBB–/P	93,740	709,000	3,403	1/17/47	300 bp —	90,751
Index						Monthly
CMBX NA BBB–.7	BBB–/P	436,274	3,609,000	17,323	1/17/47	300 bp —	421,056
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	(763)	2,584,000	9,819	5/11/63	200 bp —	10,061
Index						Monthly
CMBX NA A.6	A/P	29,775	2,100,000	7,980	5/11/63	200 bp —	38,572
Index						Monthly
CMBX NA BBB–.6	BBB–/P	144,127	1,593,000	136,520	5/11/63	300 bp —	8,536
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,250,695	14,007,000	1,200,400	5/11/63	300 bp —	58,466
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	201,817	1,459,000	125,036	5/11/63	300 bp —	77,631
Index						Monthly
CMBX NA A.6	A/P	44,711	4,716,000	17,921	5/11/63	200 bp —	64,465
Index						Monthly
CMBX NA A.6	A/P	3,311	1,218,000	4,628	5/11/63	200 bp —	8,413
Index						Monthly
CMBX NA A.6	A/P	—	643,000	2,443	5/11/63	200 bp —	2,694
Index						Monthly

70 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$37,481	$329,000	$28,195	5/11/63	300 bp —	$9,478
Index						Monthly
CMBX NA BBB–.6	BBB–/P	60,396	493,000	42,250	5/11/63	300 bp —	18,433
Index						Monthly
CMBX NA BBB–.6	BBB–/P	59,702	504,000	43,193	5/11/63	300 bp —	16,804
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,454	556,000	47,649	5/11/63	300 bp —	18,130
Index						Monthly
CMBX NA BBB–.6	BBB–/P	66,515	562,000	48,163	5/11/63	300 bp —	18,680
Index						Monthly
CMBX NA BBB–.6	BBB–/P	62,758	703,000	60,247	5/11/63	300 bp —	2,921
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,624	732,000	62,732	5/11/63	300 bp —	15,318
Index						Monthly
CMBX NA BBB–.6	BBB–/P	152,224	1,062,000	91,013	5/11/63	300 bp —	61,830
Index						Monthly
CMBX NA BBB–.6	BBB–/P	134,909	1,598,000	136,949	5/11/63	300 bp —	(1,107)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	138,543	1,611,000	138,063	5/11/63	300 bp —	480
Index						Monthly
CMBX NA BBB–.6	BBB–/P	198,484	1,754,000	150,318	5/11/63	300 bp —	49,189
Index						Monthly
CMBX NA BBB–.6	BBB–/P	349,990	2,255,000	193,254	5/11/63	300 bp —	158,052
Index						Monthly
CMBX NA BBB–.6	BBB–/P	242,778	2,258,000	193,511	5/11/63	300 bp —	50,585
Index						Monthly
CMBX NA BBB–.6	BBB–/P	295,288	2,397,000	205,423	5/11/63	300 bp —	91,263
Index						Monthly
CMBX NA BBB–.6	BBB–/P	210,437	2,447,000	209,708	5/11/63	300 bp —	729
Index						Monthly
CMBX NA BBB–.6	BBB–/P	301,001	2,484,000	212,879	5/11/63	300 bp —	89,571
Index						Monthly
CMBX NA BBB–.6	BBB–/P	388,470	2,584,000	221,449	5/11/63	300 bp —	168,528
Index						Monthly
CMBX NA BBB–.6	BBB–/P	394,816	2,697,000	231,133	5/11/63	300 bp —	165,257
Index						Monthly
CMBX NA BBB–.6	BBB–/P	321,228	3,219,000	275,868	5/11/63	300 bp —	47,238
Index						Monthly
CMBX NA BBB–.6	BBB–/P	448,144	3,500,000	299,950	5/11/63	300 bp —	150,236
Index						Monthly
CMBX NA BBB–.6	BBB–/P	319,410	3,753,000	321,632	5/11/63	300 bp —	(33)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	351,519	4,164,000	356,855	5/11/63	300 bp —	(2,907)
Index						Monthly

Income Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$444,234	$5,184,000	$444,269	5/11/63	300 bp —	$2,989
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,029,223	6,766,000	579,846	5/11/63	300 bp —	453,324
Index						Monthly
Upfront premium received		39,242,807	Unrealized appreciation				11,156,182
Upfront premium (paid)		(38,212)	Unrealized (depreciation)				(173,290)
Total		$39,204,595	Total				$10,982,892

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$3,752	1/17/47	(200 bp) —	$(4,977)
					Monthly
CMBX NA BB.10 Index	(46,755)	448,000	31,898	11/17/59	(500 bp) —	(15,293)
					Monthly
CMBX NA BB.10 Index	(40,460)	369,000	26,273	11/17/59	(500 bp) —	(14,546)
					Monthly
CMBX NA BB.11 Index	(217,562)	3,013,000	199,762	11/18/54	(500 bp) —	(20,729)
					Monthly
CMBX NA BB.11 Index	(173,870)	1,342,000	88,975	11/18/54	(500 bp) —	(86,200)
					Monthly
CMBX NA BB.11 Index	(43,360)	460,000	30,498	11/18/54	(500 bp) —	(13,310)
					Monthly
CMBX NA BB.8 Index	(163,027)	1,313,000	139,572	10/17/57	(500 bp) —	(24,731)
					Monthly
CMBX NA BB.8 Index	(63,214)	360,000	38,268	10/17/57	(500 bp) —	(25,296)
					Monthly
CMBX NA BB.9 Index	(654,620)	6,342,000	304,416	9/17/58	(500 bp) —	(356,370)
					Monthly
CMBX NA BB.9 Index	(173,751)	2,693,000	129,264	9/17/58	(500 bp) —	(47,106)
					Monthly
CMBX NA BB.9 Index	(61,874)	959,000	46,032	9/17/58	(500 bp) —	(16,775)
					Monthly

72 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(123,951)	$929,000	$66,145	11/17/59	(500 bp) —	$(58,709)
					Monthly
CMBX NA BB.10 Index	(110,117)	926,000	65,931	11/17/59	(500 bp) —	(45,087)
					Monthly
CMBX NA BB.10 Index	(60,658)	488,000	34,746	11/17/59	(500 bp) —	(26,387)
					Monthly
CMBX NA BB.7 Index	(11,314)	641,000	99,227	5/11/63	(500 bp) —	87,290
					Monthly
CMBX NA BB.7 Index	(173,028)	938,000	59,188	1/17/47	(500 bp) —	(114,753)
					Monthly
CMBX NA BB.7 Index	(140,307)	853,000	53,824	1/17/47	(500 bp) —	(87,312)
					Monthly
CMBX NA BB.8 Index	(115,646)	660,000	70,158	10/17/57	(500 bp) —	(46,130)
					Monthly
CMBX NA BB.9 Index	(343,546)	3,427,000	164,496	9/17/58	(500 bp) —	(182,382)
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(241,670)	1,597,000	100,771	1/17/47	(500 bp) —	(142,452)
					Monthly
CMBX NA BB.7 Index	(691,993)	3,408,000	215,045	1/17/47	(500 bp) —	(480,262)
					Monthly
CMBX NA BB.7 Index	(173,838)	1,061,000	66,949	1/17/47	(500 bp) —	(107,920)
					Monthly
CMBX NA BB.7 Index	(42,606)	252,000	15,901	1/17/47	(500 bp) —	(26,950)
					Monthly
CMBX NA BB.9 Index	(136,116)	1,263,000	60,624	9/17/58	(500 bp) —	(76,720)
					Monthly
CMBX NA BB.9 Index	(82,025)	786,000	37,728	9/17/58	(500 bp) —	(45,061)
					Monthly
CMBX NA BB.9 Index	(78,897)	663,000	31,824	9/17/58	(500 bp) —	(47,717)
					Monthly
CMBX NA BB.9 Index	(79,792)	663,000	31,824	9/17/58	(500 bp) —	(48,613)
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	2,910,000	69,549	1/17/47	(200 bp) —	(132,028)
					Monthly
CMBX NA BB.11 Index	(326,654)	3,022,000	200,359	11/18/54	(500 bp) —	(129,233)
					Monthly
CMBX NA BB.11 Index	(212,831)	2,140,000	141,882	11/18/54	(500 bp) —	(73,030)
					Monthly
CMBX NA BB.11 Index	(186,207)	1,870,000	123,981	11/18/54	(500 bp) —	(64,044)
					Monthly
CMBX NA BB.11 Index	(157,644)	1,535,000	101,771	11/18/54	(500 bp) —	(57,366)
					Monthly
CMBX NA BB.12 Index	(87,358)	958,000	74,341	8/17/61	(500 bp) —	(13,948)
					Monthly

Income Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.6 Index	$(111,356)	$792,000	$122,602	5/11/63	(500 bp) —	$10,475
					Monthly
CMBX NA BB.6 Index	(48,901)	340,000	52,632	5/11/63	(500 bp) —	3,401
					Monthly
CMBX NA BB.7 Index	(516,701)	4,083,000	257,637	1/17/47	(500 bp) —	(263,033)
					Monthly
CMBX NA BB.9 Index	(94,961)	1,647,000	79,056	9/17/58	(500 bp) —	(17,506)
					Monthly
CMBX NA BB.9 Index	(2,548)	18,000	864	9/17/58	(500 bp) —	(1,701)
					Monthly
CMBX NA BB.9 Index	(840)	6,000	288	9/17/58	(500 bp) —	(558)
					Monthly
CMBX NA BBB–.7 Index	(71,107)	1,874,000	8,995	1/17/47	(300 bp) —	(63,204)
					Monthly
CMBX NA BBB–.7 Index	(31,763)	875,000	4,200	1/17/47	(300 bp) —	(28,074)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(47,215)	448,000	31,898	11/17/59	(500 bp) —	(15,753)
					Monthly
CMBX NA BB.10 Index	(53,135)	447,000	31,826	11/17/59	(500 bp) —	(21,743)
					Monthly
CMBX NA BB.11 Index	(214,569)	2,140,000	141,882	11/18/54	(500 bp) —	(74,768)
					Monthly
CMBX NA BB.9 Index	(17,124)	8,003,000	384,144	9/17/58	(500 bp) —	359,239
					Monthly
CMBX NA BBB–.7 Index	(69,410)	847,000	4,066	1/17/47	(300 bp) —	(65,838)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(148,658)	1,459,000	7,003	1/17/47	(300 bp) —	(142,505)
					Monthly
CMBX NA BB.10 Index	(46,985)	448,000	31,898	11/17/59	(500 bp) —	(15,523)
					Monthly
CMBX NA BB.11 Index	(246,500)	2,510,000	166,413	11/18/54	(500 bp) —	(82,528)
					Monthly
CMBX NA BB.11 Index	(68,516)	719,000	47,670	11/18/54	(500 bp) —	(21,545)
					Monthly
CMBX NA BB.11 Index	(14,446)	148,000	9,812	11/18/54	(500 bp) —	(4,778)
					Monthly
CMBX NA BB.12 Index	(30,303)	371,000	28,790	9/17/58	(500 bp) —	(1,874)
					Monthly
CMBX NA BB.9 Index	(112,432)	1,828,000	87,744	9/17/58	(500 bp) —	(26,466)
					Monthly
CMBX NA BB.9 Index	(111,136)	1,828,000	87,744	9/17/58	(500 bp) —	(25,169)
					Monthly
CMBX NA BB.9 Index	(123,364)	1,642,000	78,816	9/17/58	(500 bp) —	(46,144)
					Monthly

74 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(89,990)	$1,462,000	$70,176	9/17/58	(500 bp) —	$(21,235)
					Monthly
CMBX NA BB.9 Index	(161,020)	1,328,000	63,744	9/17/58	(500 bp) —	(98,567)
					Monthly
CMBX NA BB.9 Index	(64,399)	753,000	36,144	9/17/58	(500 bp) —	(28,987)
					Monthly
CMBX NA BB.9 Index	(63,213)	719,000	34,512	9/17/58	(500 bp) —	(29,400)
					Monthly
CMBX NA BB.9 Index	(80,510)	664,000	31,872	9/17/58	(500 bp) —	(49,283)
					Monthly
CMBX NA BB.9 Index	(13,649)	148,000	7,104	9/17/58	(500 bp) —	(6,689)
					Monthly
CMBX NA BBB–.7 Index	(8,247)	130,000	624	1/17/47	(300 bp) —	(7,704)
					Monthly
Upfront premium received	—	Unrealized appreciation				460,405
Upfront premium (paid)	(7,940,200)	Unrealized (depreciation)				(3,792,012)
Total	$(7,940,200)	Total				$(3,331,607)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Income Fund 75

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$36,053,443	$—
Corporate bonds and notes	—	544,345,813	—
Mortgage-backed securities	—	818,803,023	—
Municipal bonds and notes	—	3,363,444	—
Purchased options outstanding	—	94,309	—
Purchased swap options outstanding	—	147,637,673	—
U.S. government and agency mortgage obligations	—	1,306,068,591	—
U.S. treasury obligations	—	8,034,331	—
Short-term investments	272,181,729	615,996,518	—
Totals by level	$272,181,729	$3,480,397,145	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$(7,467,620)	$—	$—
Written options outstanding	—	(73,964)	—
Written swap options outstanding	—	(120,729,136)	—
Forward premium swap option contracts	—	2,956,609	—
TBA sale commitments	—	(355,885,352)	—
Interest rate swap contracts	—	(19,690,420)	—
Total return swap contracts	—	(54,065)	—
Credit default contracts	—	(23,613,110)	—
Totals by level	$(7,467,620)	$(517,089,438)	$—

The accompanying notes are an integral part of these financial statements.

76 Income Fund

Statement of assets and liabilities 10/31/19

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $3,414,722,696)	$3,494,839,145
Affiliated issuers (identified cost $257,739,729) (Notes 1 and 5)	257,739,729
Cash	24,638
Interest and other receivables	11,895,471
Receivable for shares of the fund sold	22,120,313
Receivable for investments sold	4,991,539
Receivable for sales of TBA securities (Note 1)	274,522,500
Receivable for variation margin on futures contracts (Note 1)	3,674,199
Receivable for variation margin on centrally cleared swap contracts (Note 1)	15,786,678
Unrealized appreciation on forward premium swap option contracts (Note 1)	15,808,452
Unrealized appreciation on OTC swap contracts (Note 1)	11,770,273
Premium paid on OTC swap contracts (Note 1)	7,978,412
Prepaid assets	119,383
Total assets	4,121,270,732

LIABILITIES
Payable for investments purchased	41,878,872
Payable for purchases of delayed delivery securities (Note 1)	3,864,613
Payable for purchases of TBA securities (Note 1)	1,026,782,803
Payable for shares of the fund repurchased	2,314,545
Payable for compensation of Manager (Note 2)	795,073
Payable for custodian fees (Note 2)	133,568
Payable for investor servicing fees (Note 2)	548,590
Payable for Trustee compensation and expenses (Note 2)	434,818
Payable for administrative services (Note 2)	7,787
Payable for distribution fees (Note 2)	300,872
Payable for variation margin on futures contracts (Note 1)	829,375
Payable for variation margin on centrally cleared swap contracts (Note 1)	16,980,086
Unrealized depreciation on OTC swap contracts (Note 1)	4,173,053
Premium received on OTC swap contracts (Note 1)	39,242,807
Unrealized depreciation on forward premium swap option contracts (Note 1)	12,851,843
Written options outstanding, at value (premiums $88,484,709) (Note 1)	120,803,100
TBA sale commitments, at value (proceeds receivable $354,035,078) (Note 1)	355,885,352
Collateral on certain derivative contracts, at value (Notes 1 and 9)	22,476,331
Other accrued expenses	409,123
Total liabilities	1,650,712,611

Net assets	$2,470,558,121

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,431,528,619
Total distributable earnings (Note 1)	39,029,502
Total — Representing net assets applicable to capital shares outstanding	$2,470,558,121

(Continued on next page)

Income Fund 77

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($731,358,485 divided by 100,914,942 shares)	$7.25
Offering price per class A share (100/96.00 of $7.25)*	$7.55
Net asset value and offering price per class B share ($9,471,163 divided by 1,323,094 shares)**	$7.16
Net asset value and offering price per class C share ($125,299,997 divided by 17,457,292 shares)**	$7.18
Net asset value and redemption price per class M share
($76,324,446 divided by 10,854,359 shares)	$7.03
Offering price per class M share (100/96.75 of $7.03)†	$7.27
Net asset value, offering price and redemption price per class R share
($12,699,382 divided by 1,769,177 shares)	$7.18
Net asset value, offering price and redemption price per class R5 share
($5,105,116 divided by 696,249 shares)	$7.33
Net asset value, offering price and redemption price per class R6 share
($129,745,765 divided by 17,590,140 shares)	$7.38
Net asset value, offering price and redemption price per class Y share
($1,380,553,767 divided by 187,147,974 shares)	$7.38

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

78 Income Fund

Statement of operations Year ended 10/31/19

INVESTMENT INCOME
Interest (net of foreign tax of $506) (including interest income of $5,883,962 from investments
in affiliated issuers) (Note 5)	$78,140,135
Total investment income	78,140,135

EXPENSES
Compensation of Manager (Note 2)	7,489,756
Investor servicing fees (Note 2)	2,888,940
Custodian fees (Note 2)	133,476
Trustee compensation and expenses (Note 2)	80,863
Distribution fees (Note 2)	3,252,097
Administrative services (Note 2)	55,668
Other	815,947
Total expenses	14,716,747
Expense reduction (Note 2)	(20,035)
Net expenses	14,696,712

Net investment income	63,443,423

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(2,481,813)
Futures contracts (Note 1)	38,539,860
Swap contracts (Note 1)	22,433,498
Written options (Note 1)	3,912,737
Total net realized gain	62,404,282
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	140,373,215
Futures contracts	750,625
Swap contracts	(17,092,805)
Written options	(29,184,674)
Total change in net unrealized appreciation	94,846,361

Net gain on investments	157,250,643

Net increase in net assets resulting from operations	$220,694,066

The accompanying notes are an integral part of these financial statements.

Income Fund 79

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 10/31/19	Year ended 10/31/18
Operations
Net investment income	$63,443,423	$61,766,699
Net realized gain (loss) on investments	62,404,282	(2,073,781)
Change in net unrealized appreciation (depreciation)
of investments	94,846,361	(59,927,798)
Net increase (decrease) in net assets resulting
from operations	220,694,066	(234,880)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(22,060,173)	(22,487,333)
Class B	(294,273)	(454,876)
Class C	(3,042,470)	(3,298,180)
Class M	(2,485,867)	(2,616,565)
Class R	(406,780)	(476,861)
Class R5	(179,535)	(142,188)
Class R6	(4,132,528)	(3,044,731)
Class Y	(34,480,316)	(20,984,615)
Increase in capital from settlement payments	—	150,670
Increase from capital share transactions (Note 4)	748,101,513	57,191,926
Total increase in net assets	901,713,637	3,602,367

NET ASSETS
Beginning of year	1,568,844,484	1,565,242,117
End of year	$2,470,558,121	$1,568,844,484

The accompanying notes are an integral part of these financial statements.

80 Income Fund

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Income Fund 81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2019	$6.69	.23	.57	.80	(.24)	(.24)	—	$7.25	12.18	$731,358.85		3.25	820
October 31, 2018	6.93	.27	(.27)	—[e]	(.24)	(.24)	—[f]	6.69	(.01)	599,510.87		4.01	825
October 31, 2017	6.89	.25	.03	.28	(.24)	(.24)	—	6.93	4.16	668,024.88		3.67	1,055
October 31, 2016	6.94	.24	(.08)	.16	(.21)	(.21)	—	6.89	2.33	829,643	.87[h]	3.45[h]	981
October 31, 2015	7.26	.18	(.28)	(.10)	(.22)	(.22)	—	6.94	(1.37)	1,087,633.85		2.52	793
Class B
October 31, 2019	$6.61	.17	.57	.74	(.19)	(.19)	—	$7.16	11.34	$9,471	1.60	2.55	820
October 31, 2018	6.85	.22	(.27)	(.05)	(.19)	(.19)	—[f]	6.61	(.74)	12,173	1.62	3.24	825
October 31, 2017	6.82	.20	.02	.22	(.19)	(.19)	—	6.85	3.30	19,402	1.63	2.92	1,055
October 31, 2016	6.87	.18	(.07)	.11	(.16)	(.16)	—	6.82	1.59	24,859	1.62[h]	2.70[h]	981
October 31, 2015	7.19	.13	(.28)	(.15)	(.17)	(.17)	—	6.87	(2.11)	30,089	1.60	1.77	793
Class C
October 31, 2019	$6.63	.17	.57	.74	(.19)	(.19)	—	$7.18	11.31	$125,300	1.60	2.50	820
October 31, 2018	6.87	.22	(.27)	(.05)	(.19)	(.19)	—[f]	6.63	(.75)	103,791	1.62	3.24	825
October 31, 2017	6.84	.20	.02	.22	(.19)	(.19)	—	6.87	3.28	131,467	1.63	2.92	1,055
October 31, 2016	6.88	.18	(.06)	.12	(.16)	(.16)	—	6.84	1.74	180,492	1.62[h]	2.70[h]	981
October 31, 2015	7.21	.13	(.29)	(.16)	(.17)	(.17)	—	6.88	(2.24)	221,882	1.60	1.76	793
Class M
October 31, 2019	$6.50	.20	.56	.76	(.23)	(.23)	—	$7.03	11.85	$76,324	1.10	3.01	820
October 31, 2018	6.74	.25	(.26)	(.01)	(.23)	(.23)	—[f]	6.50	(.20)	72,688	1.12	3.75	825
October 31, 2017	6.72	.23	.02	.25	(.23)	(.23)	—	6.74	3.77	79,485	1.13	3.42	1,055
October 31, 2016	6.77	.21	(.06)	.15	(.20)	(.20)	—	6.72	2.21	88,869	1.12[h]	3.20[h]	981
October 31, 2015	7.10	.16	(.28)	(.12)	(.21)	(.21)	—	6.77	(1.74)	103,524	1.10	2.26	793
Class R
October 31, 2019	$6.62	.21	.57	.78	(.22)	(.22)	—	$7.18	12.04	$12,699	1.10	3.02	820
October 31, 2018	6.86	.26	(.27)	(.01)	(.23)	(.23)	—[f]	6.62	(.22)	12,382	1.12	3.76	825
October 31, 2017	6.84	.23	.02	.25	(.23)	(.23)	—	6.86	3.66	15,675	1.13	3.43	1,055
October 31, 2016	6.88	.22	(.07)	.15	(.19)	(.19)	—	6.84	2.29	25,266	1.12[h]	3.21[h]	981
October 31, 2015	7.21	.16	(.28)	(.12)	(.21)	(.21)	—	6.88	(1.73)	29,237	1.10	2.25	793
Class R5
October 31, 2019	$6.77	.25	.57	.82	(.26)	(.26)	—	$7.33	12.41	$5,105.57		3.55	820
October 31, 2018	7.01	.30	(.28)	.02	(.26)	(.26)	—[f]	6.77	.33	5,149.58		4.29	825
October 31, 2017	6.97	.26[g]	.04	.30	(.26)	(.26)	—	7.01	4.45	3,510.58		3.81[g]	1,055
October 31, 2016	7.02	.26	(.08)	.18	(.23)	(.23)	—	6.97	2.66	5,069	.57[h]	3.76[h]	981
October 31, 2015	7.35	.20	(.28)	(.08)	(.25)	(.25)	—	7.02	(1.16)	4,463.56		2.77	793

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Income Fund	Income Fund 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net		Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2019	$6.80	.25	.59	.84	(.26)	(.26)	—	$7.38	12.65	$129,746.50		3.57	820
October 31, 2018	7.04	.30	(.28)	.02	(.26)	(.26)	—[f]	6.80	.33	88,269.51		4.37	825
October 31, 2017	7.00	.28	.02	.30	(.26)	(.26)	—	7.04	4.45	73,329.51		4.05	1,055
October 31, 2016	7.04	.27	(.08)	.19	(.23)	(.23)	—	7.00	2.80	76,616	.50[h]	3.82[h]	981
October 31, 2015	7.36	.20	(.27)	(.07)	(.25)	(.25)	—	7.04	(1.02)	123,635.49		2.82	793
Class Y
October 31, 2019	$6.80	.24	.60	.84	(.26)	(.26)	—	$7.38	12.51	$1,380,554.60		3.42	820
October 31, 2018	7.03	.30	(.28)	.02	(.25)	(.25)	—[f]	6.80	.32	674,882.62		4.26	825
October 31, 2017	6.99	.27	.02	.29	(.25)	(.25)	—	7.03	4.30	574,349.63		3.92	1,055
October 31, 2016	7.03	.26	(.08)	.18	(.22)	(.22)	—	6.99	2.68	660,506	.62[h]	3.71[h]	981
October 31, 2015	7.36	.20	(.29)	(.09)	(.24)	(.24)	—	7.03	(1.27)	779,830.60		2.76	793

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

g The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

84 Income Fund	Income Fund 85

Notes to financial statements 10/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through October 31, 2019.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will be converted automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

86 Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $236,983,923 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

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Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

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instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty

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risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

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TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $21,707,438 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $22,494,678 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

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The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,989,639 to increase undistributed net investment income and $3,989,639 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$194,964,976
Unrealized depreciation	(210,620,968)
Net unrealized depreciation	(15,655,992)
Undistributed ordinary income	22,168,973
Undistributed long-term gain	20,160,460
Undistributed short-term gain	12,356,061
Cost for federal income tax purposes	$3,243,677,808

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.389% of the fund’s average net assets.

Effective December 1, 2019, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and

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expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.32% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,010,008	Class R5	5,761
Class B	17,067	Class R6	55,503
Class C	175,309	Class Y	1,488,427
Class M	117,065	Total	$2,888,940
Class R	19,800

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $20,035 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,612, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

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The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,600,478
Class B	1.00%	1.00%	107,427
Class C	1.00%	1.00%	1,111,255
Class M	1.00%	0.50%	370,317
Class R	1.00%	0.50%	62,620
Total			$3,252,097

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $70,568 and $4,904 from the sale of class A and class M shares, respectively, and received $2,689 and $2,347 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $113 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$16,763,434,986	$15,818,956,787
U.S. government securities (Long-term)	—	—
Total	$16,763,434,986	$15,818,956,787

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	27,477,175	$193,100,229	14,365,662	$98,591,278
Shares issued in connection with
reinvestment of distributions	2,817,970	19,589,658	2,899,891	19,802,116
	30,295,145	212,689,887	17,265,553	118,393,394
Shares repurchased	(19,044,003)	(132,180,779)	(24,060,043)	(164,968,690)
Net increase (decrease)	11,251,142	$80,509,108	(6,794,490)	$(46,575,296)

94 Income Fund

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	131,420	$906,368	42,295	$287,829
Shares issued in connection with
reinvestment of distributions	39,030	267,323	56,670	382,844
	170,450	1,173,691	98,965	670,673
Shares repurchased	(689,333)	(4,738,449)	(1,089,326)	(7,375,966)
Net decrease	(518,883)	$(3,564,758)	(990,361)	$(6,705,293)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	6,027,050	$41,870,522	2,126,695	$14,448,166
Shares issued in connection with
reinvestment of distributions	374,675	2,579,952	408,506	2,765,892
	6,401,725	44,450,474	2,535,201	17,214,058
Shares repurchased	(4,610,852)	(31,751,955)	(6,017,433)	(40,884,460)
Net increase (decrease)	1,790,873	$12,698,519	(3,482,232)	$(23,670,402)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	573,165	$3,911,071	188,801	$1,259,521
Shares issued in connection with
reinvestment of distributions	47,120	318,014	50,019	332,130
	620,285	4,229,085	238,820	1,591,651
Shares repurchased	(953,051)	(6,437,060)	(842,019)	(5,610,293)
Net decrease	(332,766)	$(2,207,975)	(603,199)	$(4,018,642)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	618,718	$4,268,258	601,783	$4,082,774
Shares issued in connection with
reinvestment of distributions	51,430	354,081	55,885	378,089
	670,148	4,622,339	657,668	4,460,863
Shares repurchased	(770,910)	(5,328,052)	(1,071,477)	(7,262,980)
Net decrease	(100,762)	$(705,713)	(413,809)	$(2,802,117)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	74,562	$529,824	293,828	$2,005,669
Shares issued in connection with
reinvestment of distributions	25,549	179,535	20,602	142,188
	100,111	709,359	314,430	2,147,857
Shares repurchased	(164,913)	(1,134,064)	(54,295)	(376,207)
Net increase (decrease)	(64,802)	$(424,705)	260,135	$1,771,650

Income Fund 95

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	10,004,630	$71,166,951	5,685,279	$39,580,075
Shares issued in connection with
reinvestment of distributions	570,256	4,038,718	439,057	3,044,727
	10,574,886	75,205,669	6,124,336	42,624,802
Shares repurchased	(5,966,767)	(42,729,604)	(3,563,580)	(24,772,932)
Net increase	4,608,119	$32,476,065	2,560,756	$17,851,870

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	132,595,489	$946,568,430	50,619,296	$351,421,494
Shares issued in connection with
reinvestment of distributions	3,931,234	27,961,971	2,430,720	16,857,513
	136,526,723	974,530,401	53,050,016	368,279,007
Shares repurchased	(48,640,018)	(345,209,429)	(35,446,288)	(246,938,851)
Net increase	87,886,705	$629,320,972	17,603,728	$121,340,156

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 10/31/19
Short-term investments
Putnam Short Term
Investment Fund*	$235,817,220	$265,667,706	$243,745,197	$5,883,962	$257,739,729
Total Short-term
investments	$235,817,220	$265,667,706	$243,745,197	$5,883,962	$257,739,729

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

96 Income Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$303,100,000
Purchased swap option contracts (contract amount)	$3,619,200,000
Written TBA commitment option contracts (contract amount)	$478,200,000
Written swap option contracts (contract amount)	$2,636,200,000
Futures contracts (number of contracts)	6,000
Centrally cleared interest rate swap contracts (notional)	$3,808,100,000
OTC total return swap contracts (notional)	$132,600,000
Centrally cleared total return swap contracts (notional)	$26,700,000
OTC credit default contracts (notional)	$449,800,000
Centrally cleared credit default contracts (notional)	$6,700,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$5,369,656	Payables	$28,982,766
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	190,472,075*	Unrealized depreciation	187,798,689*
Total		$195,841,731		$216,781,455

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$14,086,715	$14,086,715
Interest rate contracts	(8,050,221)	38,539,860	8,346,783	$38,836,422
Total	$(8,050,221)	$38,539,860	$22,433,498	$52,923,137

Income Fund 97

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$3,711,397	$3,711,397
Interest rate contracts	37,893,441	750,625	(20,804,202)	$17,839,864
Total	$37,893,441	$750,625	$(17,092,805)	$21,551,261

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto- Dominion Bank Canada	UBS AG	Wells Fargo Bank, N.A.	Total
Centrally cleared interest
rate swap contracts§	$—	$—	$—	$15,786,678	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$15,786,678
OTC Total return swap
contracts*#	125	8,555	—	—	—	—	9,223	36,082	12,044	87,657	—	—	—	—	—	153,686
OTC Credit default
contracts — protection
sold*#	—	—	—	—	—	—	206,151	125,559	—	307,688	19,621	27,550	—	—	—	686,569
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	1,018,137	605,097	551,242	—	1,151,050	582,590	774,971	—	—	—	4,683,087
Futures contracts§	—	—	—	—	—	—	—	—	—	3,674,199	—	—	—	—	—	3,674,199
Forward premium swap
option contracts#	4,918,226	—	—	—	992,569	—	—	867,720	4,938,021	—	—	755,528	—	—	3,336,388	15,808,452
Purchased swap
options**#	40,806,764	—	—	—	1,689,929	—	—	20,964,187	27,367,429	—	—	52,904,513	58,614	3,846,237	—	147,637,673
Purchased options**#	—	—	—	—	—	—	—	—	94,309	—	—	—	—	—	—	94,309
Repurchase agreements**	—	—	150,000,000	—	—	82,330,000	—	—	—	—	—	—	—	—	—	232,330,000
Total Assets	$45,725,115	$8,555	$150,000,000	$15,786,678	$2,682,498	$83,348,137	$820,471	$22,544,790	$32,411,803	$5,220,594	$602,211	$54,462,562	$58,614	$3,846,237	$3,336,388	$420,854,653

98 Income Fund	Income Fund 99

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto- Dominion Bank Canada	UBS AG	Wells Fargo Bank, N.A.	Total
Liabilities:
Centrally cleared interest
rate swap contracts§	$—	$—	$—	$16,980,086	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$16,980,086
OTC Total return swap
contracts*#	2,197	26,767	—	—	298	—	79,958	48,877	—	49,654	—	—	—	—	—	207,751
OTC Credit default
contracts — protection
sold*#	205,642	—	—	—	—	10,230,167	4,217,975	1,060,050	—	7,176,792	1,327,820	4,689,826	—	—	—	28,908,272
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	3,813	—	—	—	70,681	—	—	—	—	—	74,494
Futures contracts§	—	—	—	—	—	—	—	—	—	829,375	—	—	—	—	—	829,375
Forward premium swap
option contracts#	3,387,810	—	—	—	1,153,849	—	—	1,089,163	4,878,243	—	—	751,657	—	—	1,591,121	12,851,843
Written swap options#	32,985,575	—	—	—	2,308,484	—	—	12,531,045	18,238,655	—	—	50,702,239	73,356	3,889,782	—	120,729,136
Written options#	—	—	—	—	—	—	—	—	73,964	—	—	—	—	—	—	73,964
Total Liabilities	$36,581,224	$26,767	$—	$16,980,086	$3,462,631	$10,233,980	$4,297,933	$14,729,135	$23,190,862	$8,126,502	$1,327,820	$56,143,722	$73,356	$3,889,782	$1,591,121	$180,654,921
Total Financial and
Derivative Net Assets	$9,143,891	$(18,212)	$150,000,000	$(1,193,408)	$(780,133)	$73,114,157	$(3,477,462)	$7,815,655	$9,220,941	$(2,905,908)	$(725,609)	$(1,681,160)	$(14,742)	$(43,545)	$1,745,267	$240,199,732
Total collateral received
(pledged)†##	$8,034,331	$10,000	$150,000,000	$—	$(780,133)	$73,114,157	$(3,477,462)	$6,210,000	$7,162,000	$(2,905,908)	$(725,609)	$(1,681,160)	$—	$(43,545)	$1,060,000
Net amount	$1,109,560	$(28,212)	$—	$(1,193,408)	$—	$—	$—	$1,605,655	$2,058,941	$—	$—	$—	$(14,742)	$—	$685,267
Controlled collateral
received (including TBA
commitments)**	$8,034,331	$10,000	$—	$—	$—	$—	$—	$6,210,000	$7,162,000	$—	$—	$—	$—	$—	$1,060,000	$22,476,331
Uncontrolled collateral
received	$—	$—	$153,007,323	$—	$—	$83,976,600	$—	$—	$—	$—	$—	$—	$—	$—	$—	$236,983,923
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$(1,247,462)	$(9,285,272)	$(3,546,395)	$—	$—	$(6,734,235)	$(752,192)	$(1,732,283)	$—	$(111,418)	$—	$(23,409,257)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $5,480,915 and $14,129,113, respectively.

100 Income Fund	Income Fund 101

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $22,176,506 as a capital gain dividend with respect to the taxable year ended October 31, 2019, or, if subsequently determined to be different, the net capital gain of such year.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $60,432,915 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

102 Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Income Fund 103

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

104 Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Income Fund 105

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

106 Income Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Income Fund 107

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

108 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management
100 Federal Street	Officers	Susan G. Malloy
Boston, MA 02110	Robert L. Reynolds	Vice President and
	President	Assistant Treasurer
Custodian
State Street Bank	Robert T. Burns	Denere P. Poulack
and Trust Company	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	James F. Clark	Janet C. Smith
	Vice President, Chief Compliance	Vice President,
Independent Registered	Officer, and Chief Risk Officer	Principal Financial Officer,
Public Accounting Firm		Principal Accounting Officer,
KPMG LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
	Proxy Voting and Corporate	Mark C. Trenchard
	Governance, Assistant Clerk,	Vice President
and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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AN035 318943 12/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2019	$146,698	$ —	$7,555	$ —
October 31, 2018	$141,646	$ —	$7,405	$ —

For the fiscal years ended October 31, 2019 and October 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,555 and $7,405 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2019	$ —	$ —	$ —	$ —
October 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019